UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:        December 31

Date of reporting period:       December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2016

Voya Investors Trust
n  VY® BlackRock Inflation Protected Bond Portfolio
           Classes ADV, I and S

Voya Variable Insurance Trust
■  VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolio of Investments (“Portfolio of Investments”)	31
Tax Information	57
Trustee and Officer Information	58
Advisory Contract Approval Discussion	62

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned –2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible,investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of publicobligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Treasury Inflation Protected Securities Index	An market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Treasury Obligations	51.6%
Corporate Bonds/Notes	24.1%
U.S. Government Agency Obligations	16.2%
Foreign Government Bonds	1.8%
Purchased Options	0.3%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Gargi Chaudhuri, Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 3.92% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 4.68% for the same period.

Portfolio Review: After a series of political events that surprised markets, 2016 closed with increased inflation expectations throughout most of the United States, Japan and Europe. After hiking interest rates for a second time in December, the U.S. Federal Reserve Board (“Fed”) indicated a faster pace of interest rate hikes in 2017 (three instead of two). The TIPS Index registered positive absolute performance as real yields moved lower over the year. Breakevens, after continuing to be pressured by plummeting energy prices in the first quarter widened significantly in the wake of the Presidential election. Benchmark 10-year inflation expectations broke the 2.00% level late in December before ending the year at 1.97%.

In Europe, fears of a recession due to the UK voting to leave the European Union have diminished as data in the second half of 2016 remains strong in the UK and throughout the rest of Europe. In December, the European Central Bank (“ECB”) unexpectedly tapered its monthly bond buying from March onwards, but extended the duration of the program to December 2017, which was a longer extension than expected.

Over the year, the Portfolio was generally long breakevens in the U.S., and as the year drew to a close, long European breakeven positioning was reduced. The Portfolio’s active foreign exchange (“FX”) positioning was tactical in nature mainly employing positions to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s New Zealand real rate allocation was the main driver of performance. Select FX positons benefitted performance, namely short GBP vs. USD around the UK referendum.

Long U.S. breakeven positioning was a detractor over the first six weeks of the year, as energy prices plummeted at the start of 2016 and challenged market-based measures of inflation expectations. Widening of breakevens, especially after the election, benefitted performance. Additional detractors included aggregate European positioning as well as Japanese nominal positioning. Aggregate FX positioning also detracted (esp. USD vs. CAD).

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	5.1%
United States Treasury Inflation Indexed Bonds, 2.125%, 02/15/41	4.8%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	4.7%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	4.5%
Fannie Mae, 1.750%, 09/12/19	4.2%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.9%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	3.6%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.5%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	3.1%
Federal Home Loan Banks, 1.000%, 09/26/19	3.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — we maintain our long inflation bias as economic measures of inflation continue to show strength. The post-election widening in market based measures of inflation supports the reflationary narrative. We are of the view that valuations have room to widen further supported by a positive technical environment in 2017 and continued strength in data. We expect core CPI to advance further towards 2.25–2.5% year-over-year and headline CPI to breach the 2.5% level by mid-2017. We expect to see the Fed remain on a path of interest rate normalization, and while it may be less committed to an ’inflation overshoot’ there is still room for market based inflation expectations to rise before reaching levels that equate to the 2% personal consumption expenditures target. We continue to favour a nominal curve steepening bias.

Europe (incl. UK) — the ECB’s extended quantitative easing timeline, paired with the reduced quantity of bond purchases supports our view that the ECB is likely to continue to address Bund scarcity in the coming year. We are of the opinion that the market is under-pricing the probability of a rebound in European inflation in the short term which will likely call into question the extremely accommodative monetary policy stance — thus we have begun to build a small short in the front end of the European core. As political events in Europe continue into 2017, we favour being underweight French inflation, overweight Spanish real rates (vs. Germany) and long Italian breakevens. In the UK, we remain short real rates and breakevens outright and versus the U.S. as we believe UK defined benefit demand has driven valuations to excessive levels.

Asia Pacific — We remain long Japanese inflation breakevens, as downside risk is limited by the embedded deflation floor and upside risk shows potential supported by the move higher in the USD/JPY exchange rate, putting upward pressure on Japanese import prices. We believe the Reserve Bank of Australia is likely to stay accommodative, diverging relative to the Fed which adds steepening pressure to the Australian rates curve as U.S. yields move higher, supporting our tactical Australian rate steepening bias relative to the U.S. at the longer end of the curve.

FX — FX positioning has been more tactical in nature, allowing for nimble adjustments as needed. On a thematic level, we are flat FX but are prepared to make adjustments as opportunities arise.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	3.27%	–0.25%	2.90%
Class I	3.92%	0.36%	3.55%
Class S	3.62%	0.09%	3.26%
TIPS Index	4.68%	0.89%	4.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Government Agency Obligations	45.8%
Corporate Bonds/Notes	25.5%
Asset-Backed Securities	11.2%
U.S. Treasury Obligations	6.6%
Collateralized Mortgage Obligations	3.5%
Foreign Government Bonds	2.7%
Municipal Bonds	0.9%
Commercial Mortgage-Backed Securities	0.8%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2016, the Portfolio’s shares provided a total return of 2.70% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy detracted from performance. The Portfolio had a long U.S. interest rates bias in the beginning of the year and moved to short in U.S. interest rates in March. The Portfolio moved to neutral U.S. duration in October before reestablishing a short position in December. The Portfolio’s duration and yield curve strategy is implemented by using futures.

The Portfolio’s country strategy contributed to performance, driven by long positions in European interest rates versus short positions in the U.S. and Japan. A long position in Canadian interest rates versus a short position in the U.S. further added to the Portfolio’s returns. Overall the Portfolio’s currency strategy detracted from performance over the period due to long positions in emerging market currencies such as the Mexican peso, Malaysian ringgit and Polish zloty. Donald Trump’s victory drove turbulence across markets, with emerging markets among the most volatile given President-elect Trump’s protectionist trade rhetoric during his campaign. This was offset by a short euro position and long positions in the Russian ruble and Brazilian real in the first half of 2016. The country and currency strategies use swaps and futures to implement relative value trades.

Cross sector positioning contributed to results, driven by allocations to collateralized loan obligations and an overweight to asset-backed securities. Allocations to U.S. Treasury Inflation-Protected Securities (“TIPS”) and an overweight to emerging market sovereign debt further added to returns. This was offset by an overweight to corporate credit in first half of the year and an underweight since June. Credit spreads widened in the beginning of the year on weak commodity prices and concerns surrounding growth in China. Credit spreads have since rallied, supported by monetary stimulus from central banks and investors’ global search for yield. An underweight to agency mortgage-backed securities (“MBS”) and emerging market corporates further detracted from performance. While we found fundamentals unattractive for agency MBS, they were supported by buying from overseas investors and U.S. commercial banks.

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Ginnie Mae, 3.000%, 12/20/46	17.4%
Fannie Mae, 4.000%, 08/25/40	5.6%
Ginnie Mae, 4.000%, 04/20/46	3.8%
Ginnie Mae, 3.000%, 09/20/46	3.6%
Ginnie Mae, 4.000%, 03/20/46	2.7%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	2.4%
Ginnie Mae, 4.000%, 10/20/43	1.7%
Ginnie Mae, 4.000%, 10/20/45	1.3%
OFSI Fund VII Ltd. 2014-7A ACOM, 2.176%, 10/18/26	1.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Security selection contributed to performance. Selection of MBS was beneficial within the securitized sector. Within government/swaps, tactical trades and selections of TIPS added to returns. Selections of Brazilian and U.S. dollar-denominated Venezuelan debt were beneficial within emerging markets. Selections of Puerto Rican municipal bonds further added to returns. Within corporate credit, CDX cash bond basis and tactical credit curve positioning contributed to performance, while selections of industrial and financial securities offset returns. There were no material detractors within security selection over the period.

Current Strategy and Outlook: We expect the economic recovery to continue in 2017, with risks for the U.S. skewed to the upside given the potential for fiscal stimulus and regulatory relief during the Trump Presidency. We see downside risks to the UK given “Brexit.” We also see political headwinds in Europe ahead of electoral events. We believe relative value strategies are more attractive than directional risk. We are underweight U.S. interest rates and, on a relative value basis, favor rates in Norway and Canada versus the U.S. Our currency exposure is biased towards the U.S. dollar. We prefer securitized credit for sector exposure.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2016
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	2.70%	1.55%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	1.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$982.90	1.12%	$5.58	$1,000.00	$1,019.51	1.12%	$5.69
Class I	1,000.00	986.60	0.52	2.60	1,000.00	1,022.52	0.52	2.64
Class S	1,000.00	985.40	0.77	3.84	1,000.00	1,021.27	0.77	3.91

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$984.70	0.58%	$2.89	$1,000.00	$1,022.22	0.58%	$2.95

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments of, VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2017

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

		VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*		$521,381,080	$220,092,717
Short-term investments at fair value**		30,416,823	19,192,671
Total investments at fair value		$551,797,903	$239,285,388
Cash		—	4,250
Cash collateral for futures		349,514	1,387,803
Cash pledged for centrally cleared swaps (Note 2)		1,280,490	1,190,876
Foreign currencies at value***		153,138	—
Foreign cash collateral for futures*****		9,978	255,327
Receivables:
Investment securities sold		3,231,458	8,479,101
Investment securities sold on a delayed-delivery or when-issued basis		—	56,027,031
Fund shares sold		209,444	103,449
Dividends		7,400	8,236
Interest		2,694,941	1,075,264
Unrealized appreciation on forward foreign currency contracts		519,657	1,407,141
Upfront payments paid on OTC swap agreements		—	45,737
Unrealized appreciation on OTC swap agreements		7,502,835	751
Variation margin receivable on centrally cleared swaps		—	200,907
Prepaid expenses		2,431	781
Reimbursement due from manager		—	7,828
Other assets		16,325	1,936
Total assets		567,775,514	309,481,806

LIABILITIES:
Payable for investment securities purchased		3,885,804	8,740,925
Payable for investment securities purchased on a delayed-delivery or when-issued basis		—	22,821,406
Payable for fund shares redeemed		398,570	498,387
Payable upon receipt of securities loaned		—	163,639
Sales commitmentsˆˆ		—	49,640,131
Unrealized depreciation on forward foreign currency contracts		288,247	513,290
Upfront payments received on OTC swap agreements		—	2
Unrealized depreciation on OTC swap agreements		630,161	23,447
Variation margin payable on centrally cleared swaps		123,805	—
Cash received as collateral for OTC derivatives (Note 2)		6,950,000	—
Payable for investment management fees		224,873	90,859
Payable for distribution and shareholder service fees		66,694	—
Payable to custodian due to foreign currency overdraft*****		—	79,210
Payable to trustees under the deferred compensation plan (Note 6)		16,325	1,936
Payable for trustee fees		3,148	1,931
Other accrued expenses and liabilities		116,060	60,600
Written options, at fair valueˆ		729,618	—
Total liabilities		13,433,305	82,635,763
NET ASSETS		$554,342,209	$226,846,043

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$629,258,143	$225,903,194
Undistributed net investment income		2,847,202	4,037,931
Accumulated net realized loss		(78,051,019)	(3,178,003)
Net unrealized appreciation		287,883	82,921
NET ASSETS		$554,342,209	$226,846,043

+	Including securities loaned at value	$—	$155,037
*	Cost of investments in securities	$528,385,767	$220,026,609
**	Cost of short-term investments	$30,391,531	$19,491,293
***	Cost of foreign currencies	$156,381	$—
****	Cost of foreign cash collateral for futures	$9,978	$255,327
*****	Cost of foreign currency overdraft	$—	$80,437
ˆ	Premiums received on written options	$1,429,151	$—
ˆˆ	Proceeds receivable from sales commitments	$—	$48,888,750

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$52,109,807	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,682,255	n/a
Net asset value and redemption price per share	$9.17	n/a

Class I
Net assets	$311,948,657	$226,846,043
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	32,670,551	22,558,215
Net asset value and redemption price per share	$9.55	$10.06

Class S
Net assets	$190,283,745	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	20,132,707	n/a
Net asset value and redemption price per share	$9.45	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$60,418	$74,398
Interest, net of foreign taxes withheld*	9,518,632 (1)	5,061,046
Securities lending income, net	—	4,987
Total investment income	9,579,050	5,140,431

EXPENSES:
Investment management fees	2,963,487	994,733
Distribution and shareholder service fees:
Class ADV	347,487	—
Class S	492,549	—
Transfer agent fees	1,105	2,178
Shareholder reporting expense	33,850	14,640
Registration fees	—	18,869
Professional fees	53,855	49,524
Custody and accounting expense	136,851	206,970
Trustee fees	19,618	7,462
Offering expense	—	5,705
Miscellaneous expense	31,225	15,469
Total expenses	4,080,027	1,315,550
Net waived and reimbursed fees	(255,960)	(157,623)
Net expenses	3,824,067	1,157,927
Net investment income	5,754,983	3,982,504

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,058,467)	(667,602)
Foreign currency related transactions	(1,213,330)	(1,255,391)
Futures	(2,179,439)	(889,648)
Swaps	(3,044,271)	311,734
Written options	3,284,063	—
Net realized loss	(6,211,444)	(2,500,907)
Net change in unrealized appreciation (depreciation) on:
Investments	13,102,504	3,311,669
Foreign currency related transactions	1,137,442	998,185
Futures	(763,190)	632,212
Swaps	8,833,641	(593,649)
Written options	(1,042,383)	—
Sales commitments	—	(751,381)
Net change in unrealized appreciation (depreciation)	21,268,014	3,597,036
Net realized and unrealized gain	15,056,570	1,096,129
Increase in net assets resulting from operations	$20,811,553	$5,078,633

* Foreign taxes withheld	$—	$489

(1)
Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds. Please refer to Note 2 for additional details regarding inflationary and deflationary adjustments to interest income for VY® BlackRock Inflation Protected Bond Portfolio.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	February 20, 2015(1)to December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$5,754,983	$(87,200)	$3,982,504	$2,971,011
Net realized gain (loss)	(6,211,444)	(9,099,153)	(2,500,907)	936,940
Net change in unrealized appreciation (depreciation)	21,268,014	(5,773,009)	3,597,036	(3,514,115)
Increase (decrease) in net assets resulting from operations	20,811,553	(14,959,362)	5,078,633	393,836

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(642,459)	—	—
Class I	—	(3,883,410)	(4,529,620)	—
Class S	—	(2,222,511)	—	—
Return of capital:
Class ADV	—	(20,331)	—	—
Class I	—	(1,607,540)	—	—
Class S	—	(642,177)	—	—
Total distributions	—	(9,018,428)	(4,529,620)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,157,435	69,871,100	100,578,739	259,113,887
Reinvestment of distributions	—	9,018,428	4,529,620	—
	93,157,435	78,889,528	105,108,359	259,113,887
Cost of shares redeemed	(127,760,432)	(244,456,802)	(66,578,679)	(71,740,373)
Net increase (decrease) in net assets resulting from capital share transactions	(34,602,997)	(165,567,274)	38,529,680	187,373,514
Net increase (decrease) in net assets	(13,791,444)	(189,545,064)	39,078,693	187,767,350

NET ASSETS:
Beginning of year or period	568,133,653	757,678,717	187,767,350	—
End of year or period	$554,342,209	$568,133,653	$226,846,043	$187,767,350
Undistributed net investment income at end of year or period	$2,847,202	$933,920	$4,037,931	$4,673,721

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13	1.13	0.19	102,747	475
Class I
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53	0.53	0.83	508,369	475
Class S
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78	0.78	0.50	587,903	475
VY® Goldman Sachs Bond Portfolio
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-five active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust. Prior to September 23, 2016, BlackRock Inflation Protected Bond was a non-diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to BlackRock Inflation Protected Bond. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Goldman Sachs Bond. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2016, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $9,623,657 and $1,430,180, respectively, which represents the gross payments to be received by the Portfolios on purchased

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, forward foreign currency contracts, and OTC credit default and inflation-linked swaps were they to be unwound as of December 31, 2016. At December 31, 2016, certain counterparties had pledged $6,950,000 in cash collateral to BlackRock Inflation Protected Bond. There was no cash collateral pledged to Goldman Sachs Bond by any counterparty at December 31, 2016.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,597,492 and $513,290, respectively, on open OTC credit default and inflation-linked swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond did not pledge any cash collateral for their open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.

	Buy	Sell
BlackRock Inflation Protected Bond	$455,997,417	$48,199,076
Goldman Sachs Bond	121,580,350	51,864,728

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2016, BlackRock Inflation Protected Bond has pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $1,055,000 with the broker as collateral for open futures contracts. The security has been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2016.

	Purchased	Sold
BlackRock Inflation Protected Bond	$238,509,687	$210,594,361
Goldman Sachs Bond	51,161,967	13,266,010

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written exchange-traded futures contracts at December 31, 2016.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written foreign currency options at December 31, 2016.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2016.

During the December 31, 2016, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to manage its inflation strategy and to generate income. Please refer to the tables following the Portfolio of Investments for open written inflation rate caps at December 31, 2016. There were no open purchased inflation rate caps at December 31, 2016.

During the year ended December 31, 2016, Goldman Sachs Bond had purchased interest rate swaptions to manage its duration strategy. There were no open purchased interest rate swaptions at December 31, 2016.

Please refer to Note 9 for the volume of both purchased and written option activity for both BlackRock Inflation Protected Bond and Goldman Sachs Bond during the year ended December 31, 2016.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2016, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2016, Goldman Sachs Bond had an average notional amount of $9,768,000 on credit default swaps to buy protection and an average notional amount of $5,257,500 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2016.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $44,030,000 and $102,079,533, respectively.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $42,538,482 and $90,673,302, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2016.

At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had pledged $1,280,490 and $1,190,876, respectively, in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). During the year ended December 31, 2016, BlackRock Inflation Protected Bond had an average notional amount of $18,421,448 on long inflation-linked swaps.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). During the year ended December 31, 2016, BlackRock Inflation Protected Bond had an average notional amount of $286,663,834 on short inflation-linked swaps.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following the Portfolio of Investments for open inflation-linked swaps at December 31, 2016.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. The Portfolios may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

P. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments from Goldman Sachs Bond at December 31, 2016.

Q. When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price. To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2016, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$103,439,379	$93,083,810
Goldman Sachs Bond	53,163,973	63,722,241

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$296,884,657	$342,957,670
Goldman Sachs Bond	919,753,628	978,046,118

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with their respective Investment Adviser. The Investment Advisers have overall responsibility for the management of their respective Portfolios. The Investment Advisers oversee all investment management and portfolio management services for their respective Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates each Portfolio’s respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	DSL has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Advisers based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Advisers may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

Class ADV shares of BlackRock Inflation Protected Bond have a Rule 12b-1 shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and effective May 1, 2016, a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. Prior to May 1, 2016, the distribution fee on Class ADV shares was 0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.15%, so that the actual fee paid by Class ADV shares of the Portfolio was an annual rate of 0.35%.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	10.08%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	33.45
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	16.29
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	18.13
Voya Solution 2025 Portfolio	Goldman Sachs Bond	15.70
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	7.78
	Goldman Sachs Bond	29.34

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with its respective Portfolio, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

Each Investment Adviser may, at a later date, recoup from its respective Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the applicable Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2017	2018	2019	Total
Goldman Sachs Bond	$—	$46,923	$157,623	$204,546

The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Investment Advisers. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2016.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Cost
Balance at 12/31/2015	—	46,350,000	20,940,000	22,480,000	11,425,000	8,575,000	138,720,000	$1,522,756
Options Purchased	53,860,000	15,205,000	24,200,000	206,730,000	108,360,000	41,640,000	382,755,000	5,998,098
Options Terminated in Closing Sell Transactions	(7,650,000)	(15,450,000)	(5,630,000)	(5,170,000)	(47,145,000)	—	(23,120,000)	(1,290,152)
Options Expired	(46,210,000)	(46,105,000)	(28,250,000)	(213,520,000)	(72,640,000)	(50,215,000)	(498,355,000)	(5,875,652)
Balance at 12/31/2016	—	—	11,260,000	10,520,000	—	—	—	$355,050

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2015	71,852,500	10,100,000	$2,127,495
Options Purchased	20,130,000	—	1,901,517
Options Terminated in Closing Sell Transactions	(13,330,000)	—	(1,033,990)
Options Expired	(66,852,500)	—	(625,353)
Balance at 12/31/2016	11,800,000	10,100,000	$2,369,669

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	USD Notional	Cost
Balance at 12/31/2015	25,320,000	$24,236
Options Expired	(25,320,000)	(24,236)
Balance at 12/31/2016	—	$—

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond durign the year ended December 31, 2016 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2015	—	$—
Options Purchased	9,177	4,560,237
Options Terminated in Closing Sell Transactions	(3,208)	(1,752,153)
Options Expired	(5,250)	(2,384,339)
Balance at 12/31/2016	719	$423,745

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Premiums Received
Balance at 12/31/2015	—	46,350,000	7,310,000	12,010,000	3,800,000	8,575,000	66,040,000	$948,737
Options Written	61,160,000	30,455,000	5,630,000	74,965,000	56,375,000	24,990,000	220,855,000	4,105,725
Options Terminated in Closing Sell Transactions	(37,820,000)	(15,450,000)	—	(18,090,000)	(30,645,000)	—	(45,740,000)	(750,764)
Options Expired	(23,340,000)	(61,355,000)	(7,310,000)	(58,365,000)	(29,530,000)	(33,565,000)	(241,155,000)	(4,206,110)
Balance at 12/31/2016	—	—	5,630,000	10,520,000	—	—	—	$97,588

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2015	10,100,000	106,620,000	$2,393,281
Options Written	—	172,080,000	1,484,740
Options Terminated in Closing Purchase Transactions	—	(156,660,000)	(2,770,599)
Options Expired	—	(38,440,000)	(247,275)
Balance at 12/31/2016	10,100,000	83,600,000	$860,147

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2015	3,140,000	$217,411
Balance at 12/31/2016	3,140,000	$217,411

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	3,557	671,855
Options Terminated in Closing Purchase Transactions	(347)	(107,979)
Options Expired	(2,748)	(309,871)
Balance at 12/31/2016	462	$254,005

Transactions in purchased interest rate swaptions for Goldman Sachs Bond during the year ended December 31, 2016 were as follows:

	JPY Notional	Cost
Balance at 12/31/2015		$—
Options Purchased	197,080,000	28,141
Options Terminated in Closing Sell Transactions	(61,660,000)	(10,772)
Options Expired	(135,420,000)	(17,369)
Balance at 12/31/2016	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2016	417,580	—	—	(898,707)	(481,127)	3,855,526	—	—	(8,253,074)	(4,397,548)
12/31/2015	362,010	—	70,953	(1,185,810)	(752,847)	3,305,470	—	662,790	(10,859,486)	(6,891,226)
Class I
12/31/2016	6,878,057	—	—	(8,047,014)	(1,168,957)	65,259,597	—	—	(76,426,152)	(11,166,555)
12/31/2015	5,658,110	—	575,124	(19,604,285)	(13,371,051)	53,298,007	—	5,490,950	(184,626,794)	(125,837,837)
Class S
12/31/2016	2,528,388	—	—	(4,566,921)	(2,038,533)	24,042,312	—	—	(43,081,206)	(19,038,894)
12/31/2015	1,412,122	—	301,235	(5,210,546)	(3,497,189)	13,267,623	—	2,864,688	(48,970,522)	(32,838,211)
Goldman Sachs Bond
12/31/2016	9,917,063	—	441,054	(6,536,981)	3,821,136	100,578,739	—	4,529,620	(66,578,679)	38,529,680
2/20/2015(1)-12/31/2015	25,889,066	—	—	(7,151,987)	18,737,079	259,113,887	—	—	(71,740,373)	187,373,514

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of Goldman Sachs Bond’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$103,000	$(103,000)	$—
J.P. Morgan Securities LLC	52,037	(52,037)	—
Total	$155,037	$(155,037)	$—

(1)	Collateral with a fair value of $163,639 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2016:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$73,385	$(3,841,701)	$3,768,316
Goldman Sachs Bond	—	(88,674)	88,674

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
	Ordinary Income	Ordinary Income	Return of Capital
BlackRock Inflation Protected Bond	$—	$6,748,380	$2,270,048
Goldman Sachs Bond	4,529,620	—	—

The tax-basis components of distributable earnings as of December 31, 2016 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$3,104,390	$(617,017)	$(13,615,366)	Short-term	None
			(63,774,435)	Long-term	None
			$(77,389,801)
Goldman Sachs Bond	4,790,274	(1,398,766)	$(1,507,263)	Short-term	None
			(940,030)	Long-term	None
			$(2,447,293)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2016, the following Portfolio declared net investment income dividends of:

BlackRock Inflation Protected Bond	Per Share Amount	Payable Date	Record Date
Class ADV	$0.0113	February 2, 2017	January 31, 2017
Class I	$0.0676	February 2, 2017	January 31, 2017
Class S	$0.0429	February 2, 2017	January 31, 2017

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for BlackRock Inflation Protected Bond from DSL to Voya Investments with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolio upon the replacement of DSL with Voya Investments.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.1%
		Basic Materials: 0.2%
1,260,000	#	Air Liquide Finance SA, 1.375%, 09/27/19	$1,240,272	0.2

		Communications: 1.3%
2,530,000		Comcast Corp., 5.700%, 05/15/18	2,670,860	0.5
4,485,000	#	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18	4,490,445	0.8
			7,161,305	1.3

		Consumer, Cyclical: 2.1%
4,350,000	#	American Honda Finance Corp., 1.600%, 02/16/18	4,354,093	0.8
1,850,000	#	BMW US Capital LLC, 1.500%, 04/11/19	1,832,331	0.3
290,000		Lowe’s Cos, Inc., 1.150%, 04/15/19	286,435	0.0
530,000	#	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	521,970	0.1
960,000	#	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,825	0.2
885,000		PACCAR Financial Corp., 1.300%, 05/10/19	874,594	0.2
2,900,000		Toyota Motor Credit Corp., 1.550%, 07/13/18	2,899,452	0.5
			11,726,700	2.1

		Consumer, Non-cyclical: 5.6%
6,320,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	6,330,864	1.1
5,700,000		Gilead Sciences, Inc., 1.850%, 09/04/18	5,721,894	1.0
4,835,000		Medtronic, Inc., 1.375%, 04/01/18	4,826,954	0.9
2,900,000		Merck & Co., Inc., 1.100%, 01/31/18	2,894,185	0.5
4,250,000		Pfizer, Inc., 1.500%, 06/15/18	4,256,422	0.8
795,000	#	Roche Holdings, Inc., 2.250%, 09/30/19	801,553	0.2
6,280,000		Sanofi, 1.250%, 04/10/18	6,268,238	1.1
			31,100,110	5.6

		Energy: 0.2%
1,115,000		Shell International Finance BV, 1.375%, 09/12/19	1,099,276	0.2

		Financial: 12.2%
4,250,000		Bank of America NA, 2.050%, 12/07/18	4,273,086	0.8
5,000,000		Bank of Montreal, 1.400%, 04/10/18	4,987,330	0.9
5,800,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	5,786,283	1.0
2,850,000		Bank of Nova Scotia, 2.050%, 06/05/19	2,852,146	0.5
2,500,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	2,493,737	0.5
5,700,000		Branch Banking & Trust Co., 2.300%, 10/15/18	5,757,131	1.0

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,000,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	$2,980,590	0.5
2,000,000	#	Danske Bank A/S, 1.650%, 09/06/19	1,970,534	0.4
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,096,644	0.2
2,900,000		HSBC USA, Inc., 1.625%, 01/16/18	2,895,047	0.5
8,050,000		JPMorgan Chase & Co., 2.350%, 01/28/19	8,116,179	1.5
325,000		KeyBank NA/Cleveland OH, 1.600%, 08/22/19	320,526	0.1
5,700,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	5,701,163	1.0
1,970,000	#	Pricoa Global Funding I, 1.450%, 09/13/19	1,940,397	0.4
630,000	#	Principal Life Global Funding II, 1.500%, 04/18/19	622,138	0.1
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,966,298	0.4
2,500,000		Toronto-Dominion Bank, 1.950%, 01/22/19	2,503,707	0.5
5,700,000		US Bancorp, 1.950%, 11/15/18	5,729,401	1.0
1,700,000		Wells Fargo & Co., 2.150%, 01/15/19	1,709,261	0.3
2,215,000		Wells Fargo Bank NA, 1.750%, 05/24/19	2,204,202	0.4
1,255,000		Westpac Banking Corp., 1.600%, 08/19/19	1,239,963	0.2
250,000		Other Securities	248,974	0.0
			67,394,737	12.2

		Industrial: 0.6%
1,435,000		Caterpillar Financial Services Corp., 1.350%, 05/18/19	1,415,875	0.3
1,935,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	1,932,970	0.3
			3,348,845	0.6

		Technology: 1.2%
5,050,000		Apple, Inc., 1.700%, 02/22/19	5,059,984	0.9
1,400,000		Microsoft Corp., 1.100%, 08/08/19	1,381,075	0.3
			6,441,059	1.2

		Utilities: 0.7%
3,700,000		Duke Energy Carolinas LLC, 7.000%, 11/15/18	4,049,299	0.7
		Total Corporate Bonds/Notes (Cost $133,986,506)	133,561,603	24.1

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: 1.8%
2,500,000			Israel Government AID Bond, 5.500%, 04/26/24	$2,996,093	0.5
EUR	316,990		Italy Buoni Poliennali Del Tesoro, 2.550%, 09/15/41	421,697	0.1
EUR	885,370	#	Italy Buoni Poliennali Del Tesoro, 1.250%, 09/15/32	977,856	0.2
NZD	1,236,000		New Zealand Government Bond, 2.500%, 09/20/35	890,243	0.2
NZD	5,684,000		New Zealand Government Bond, 3.000%, 09/20/30	4,511,303	0.8
EUR	605,900		Other Securities	1,674	0.0
			Total Foreign Government Bonds (Cost $10,209,573)	9,798,866	1.8

U.S. TREASURY OBLIGATIONS: 51.6%
			Treasury Inflation Indexed Protected Securities: 51.6%
16,731,520			0.125%, due 04/15/18	16,887,709	3.1
6,829,324			0.125%, due 04/15/19	6,916,173	1.3
4,079,680			0.125%, due 04/15/21	4,105,390	0.7
16,296,714			0.125%, due 07/15/26	15,765,750	2.8
8,521,682			0.375%, due 07/15/25	8,478,844	1.5
9,581,214			0.625%, due 01/15/26	9,669,256	1.8
20,507,362			0.750%, due 02/15/42	19,445,777	3.5
3,644,182			0.750%, due 02/15/45	3,433,934	0.6
23,277,972		S	1.750%, due 01/15/28	26,010,992	4.7
17,544,138			2.000%, due 01/15/26	19,778,419	3.6
11,537,647			2.125%, due 02/15/40	14,307,824	2.6
21,470,266			2.125%, due 02/15/41	26,762,021	4.8
14,499,456			2.375%, due 01/15/25	16,657,511	3.0
18,641,716			2.375%, due 01/15/27	21,854,000	3.9
7,442,133			2.500%, due 01/15/29	8,984,939	1.6
4,133,215			3.375%, due 04/15/32	5,719,394	1.0
19,137,713			3.625%, due 04/15/28	25,186,589	4.5
20,465,445			3.875%, due 04/15/29	28,007,207	5.1
8,382,187			0.250%-1.375%, due 01/15/25-02/15/46	8,358,190	1.5
			Total U.S. Treasury Obligations (Cost $291,183,977)	286,329,919	51.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.2%
			Federal Home Loan Bank: 4.3%
17,000,000			1.000%, due 09/26/19	16,796,153	3.0
6,955,000			2.875%, due 09/13/24	7,165,785	1.3
				23,961,938	4.3

			Federal Home Loan Mortgage Corporation: 4.1%##
8,270,000			1.250%, due 10/02/19	8,221,000	1.5
1,515,000			1.375%, due 05/01/20	1,503,115	0.2
12,960,000			2.375%, due 01/13/22	13,168,643	2.4
				22,892,758	4.1

			Federal National Mortgage Association: 6.0%##
22,885,000			1.750%, due 09/12/19	23,065,288	4.2
10,140,000			1.875%, due 12/28/20	10,164,265	1.8
				33,229,553	6.0

			Other U.S. Agency Obligations: 1.8%
9,730,000			1.300%, due 12/14/18	9,735,653	1.8
			Total U.S. Government Agency Obligations (Cost $89,857,247)	89,819,902	16.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Exchange-Traded Options: 0.0%
719	@	Put on U.S. Treasury 10-Year Note, Strike @ 123.500, Exp. 01/27/17	$269,625	0.0

		Options on Currencies: 0.0%
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.000, Exp. 02/14/17 Counterparty: UBS AG	2,327	0.0
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.100, Exp. 02/17/17 Counterparty: UBS AG	4,992	0.0
10,520,000	@	Put EUR vs. Call USD, Strike @ 1.065, Exp. 01/30/17 Counterparty: Deutsche Bank AG	198,083	0.0
			205,402	0.0

		OTC Interest Rate Swaptions: 0.3%
3,400,000	@	Call on 30-year Interest Rate Swap, Receive a fixed rate equal to 2.680% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 01/12/21 Counterparty: Deutsche Bank AG	381,976	0.1
10,100,000	@	Put on 20-year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	569,310	0.1
3,400,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.680%, Exp. 01/12/21 Counterparty: Deutsche Bank AG	417,279	0.1
5,000,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	27,198	0.0
			1,395,763	0.3
		Total Purchased Options (Cost $3,148,464)	1,870,790	0.3

		Total Long-Term Investments (Cost $528,385,767)	521,381,080	94.0

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.5%
		Corporate Bonds/Notes: 1.6%
5,700,000	#	AIG Global Funding, 1.650%, 12/15/17	5,706,025	1.1
2,880,000	#	Schlumberger Holdings Corp., 1.900%, 12/21/17	2,891,249	0.5
			8,597,274	1.6

Shares		Value	Percentage of Net Assets

	Mutual Funds: 3.9%
21,819,549	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $21,819,549)	21,819,549	3.9
	Total Short-Term Investments (Cost $30,391,531)	30,416,823	5.5
	Total Investments in Securities (Cost $558,777,298)	$551,797,903	99.5
	Assets in Excess of Other Liabilities	2,544,306	0.5
	Net Assets	$554,342,209	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
NZD	New Zealand Dollar
Cost for federal income tax purposes is $559,940,783.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$844,542
Gross Unrealized Depreciation	(8,987,422)
Net Unrealized Depreciation	$(8,142,880)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Purchased Options	$269,625	$1,601,165	$—	$1,870,790
Corporate Bonds/Notes	—	133,561,603	—	133,561,603
Short-Term Investments	21,819,549	8,597,274	—	30,416,823
U.S. Government Agency Obligations	—	89,819,902	—	89,819,902
U.S. Treasury Obligations	—	286,329,919	—	286,329,919
Foreign Government Bonds	—	9,798,866	—	9,798,866
Total Investments, at fair value	$22,089,174	$529,708,729	$—	$551,797,903
Other Financial Instruments+
Centrally Cleared Swaps	—	773,708	—	773,708
Forward Foreign Currency Contracts	—	519,657	—	519,657
Futures	434,833	—	—	434,833
OTC Swaps	—	7,502,835	—	7,502,835
Total Assets	$22,524,007	$538,504,929	$—	$561,028,936

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(164,141)	$—	$(164,141)
Forward Foreign Currency Contracts	—	(288,247)	—	(288,247)
Futures	(1,577,334)	—	—	(1,577,334)
OTC Swaps	—	(630,161)	—	(630,161)
Written Options	(50,534)	(679,084)	—	(729,618)
Total Liabilities	$(1,627,868)	$(1,761,633)	$—	$(3,389,501)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	EU Euro	2,590,000	Buy	02/01/17	$2,864,818	$2,730,708	$(134,110)
Deutsche Bank AG	EU Euro	2,590,000	Buy	02/01/17	2,872,750	2,730,708	(142,042)
UBS AG	British Pound	2,310,000	Buy	01/27/17	2,825,361	2,848,856	23,495
							$(252,657)
Bank of America N.A.	EU Euro	2,625,000	Sell	02/01/17	$2,915,346	$2,767,610	$147,736
The Bank of New York Mellon	EU Euro	20,000	Sell	01/05/17	21,334	21,055	279
Citibank N.A.	British Pound	1,180,000	Sell	01/27/17	1,466,972	1,455,260	11,712
Commonwealth Bank of Australia	New Zealand Dollar	8,023,000	Sell	01/05/17	5,712,015	5,573,167	138,848
Goldman Sachs International	EU Euro	994,000	Sell	01/05/17	1,057,107	1,046,452	10,655
Goldman Sachs International	EU Euro	221,000	Sell	02/03/17	231,325	233,029	(1,704)
Goldman Sachs International	EU Euro	2,590,000	Sell	02/01/17	2,917,640	2,730,708	186,932
The Northern Trust Company	EU Euro	735,000	Sell	01/05/17	763,394	773,785	(10,391)
							$484,067

At December 31, 2016, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	122	12/18/17	$30,036,400	$(169,471)
90-Day Eurodollar	339	09/17/18	83,160,937	(636,001)
U.S. Treasury 10-Year Note	756	03/22/17	93,956,625	(304,371)
U.S. Treasury 5-Year Note	1,139	03/31/17	134,019,364	(283,040)
U.S. Treasury Ultra 10-Year Note	1	03/22/17	134,063	1,514
			$341,307,389	$(1,391,369)
Short Contracts
90-Day Eurodollar	(122)	12/17/18	(29,890,000)	277,442
Euro-Bund	(2)	03/08/17	(345,586)	(4,925)
Euro-Schatz	(347)	03/08/17	(41,016,263)	(50,514)
Long Gilt	(10)	03/29/17	(1,550,738)	(26,050)
Long-Term Euro-BTP	(16)	03/08/17	(2,278,953)	(23,500)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts (continued)
U.S. Treasury 2-Year Note	(509)	03/31/17	$(110,293,938)	$111,129
U.S. Treasury Long Bond	(46)	03/22/17	(6,930,188)	44,748
U.S. Treasury Ultra Long Bond	(64)	03/22/17	(10,256,000)	(79,462)
			$(202,561,666)	$248,868

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 1-day Overnight Fed Funds Effective Rate and pay a fixed rate equal to 1.420%	Chicago Mercantile Exchange	05/31/21	USD 6,520,000	$50,191	$50,076
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.750%	Chicago Mercantile Exchange	05/31/21	USD 22,120,000	184,026	183,638
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.514%	Chicago Mercantile Exchange	08/15/26	USD 6,440,000	(79,023)	(79,149)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.778%	Chicago Mercantile Exchange	11/15/43	USD 2,890,000	(84,920)	(84,992)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.804%	Chicago Mercantile Exchange	08/19/46	USD 2,083,000	368,464	368,411
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.728%	Chicago Mercantile Exchange	08/31/46	USD 890,000	171,605	171,583
				$610,343	$609,567

At December 31, 2016, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU) and pay a fixed rate equal to 1.125% Counterparty: Deutsche Bank AG	12/08/21	EUR 4,805,000	$22,043	$—	$22,043
Receive a fixed rate equal to 1.407% and pay a floating rated based on the Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU) Counterparty: Deutsche Bank AG	12/08/26	EUR 4,805,000	(34,567)	—	(34,567)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.680% Counterparty: Barclays Bank PLC	04/15/17	USD 26,000,000	158,125	—	158,125
Receive a fixed rate equal to 1.630% and pay a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) Counterparty: Barclays Bank PLC	09/13/17	USD 11,210,000	(52,395)	—	(52,395)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 2.066% Counterparty: Barclays Bank PLC	03/10/18	USD 20,575,000	(543,199)	—	(543,199)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.650% Counterparty: Barclays Bank PLC	04/15/18	USD 44,000,000	$556,489	$—	$556,489
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.585% Counterparty: Barclays Bank PLC	09/13/18	USD 11,210,000	131,245	—	131,245
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.518% Counterparty: Barclays Bank PLC	12/11/19	USD 15,000,000	306,386	—	306,386
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.375% Counterparty: Barclays Bank PLC	01/15/20	USD 16,000,000	433,733	—	433,733
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.616% Counterparty: Barclays Bank PLC	04/15/20	USD 7,000,000	164,603	—	164,603
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.437% Counterparty: Barclays Bank PLC	01/15/21	USD 28,000,000	876,211	—	876,211
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.628% Counterparty: Citibank N.A.	04/15/19	USD 8,500,000	150,898	—	150,898
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.623% Counterparty: Citibank N.A.	09/22/21	USD 8,000,000	219,446	—	219,446
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.649% Counterparty: Citibank N.A.	12/11/21	USD 13,000,000	330,277	—	330,277
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.515% Counterparty: Citibank N.A.	01/15/22	USD 34,000,000	1,170,347	—	1,170,347
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.560% Counterparty: Citibank N.A.	01/15/23	USD 37,000,000	1,432,601	—	1,432,601
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.660% Counterparty: Citibank N.A.	09/22/23	USD 12,500,000	464,257	—	464,257
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.689% Counterparty: Citibank N.A.	09/22/24	USD 26,000,000	1,086,174	—	1,086,174
			$6,872,674	$—	$6,872,674

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Termination Date	Notional Amount	Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR 3,140,000	$217,411	$(681)
						$217,411	$(681)

At December 31, 2016, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Put on U.S. Treasury 10-Year Note	122.00	01/27/17	462	$ 254,005	$ (50,534)
				$254,005	$ (50,534)

At December 31, 2016, the following over-the-counter written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
5,630,000	UBS AG	Put CHF vs. Call NOK	7.900	CHF	02/17/17	$29,062	$(1,364)
10,520,000	Deutsche Bank AG	Put EUR vs. Call USD	1.065	EUR	01/30/17	68,526	(198,083)
			Total Written OTC Options			$97,588	$(199,447)

At December 31, 2016, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 2-Year Interest Rate Swap	Deutsche Bank AG	0.900%	Pay	3-month USD-LIBOR-BBA	06/07/18	USD 41,800,000	$207,317	$(29,575)
Put on 20-Year Interest Rate Swap	Deutsche Bank AG	4.500%	Receive	6-month EUR-EURIBOR-Reuters	06/08/22	EUR 10,100,000	475,559	(97,310)
Put on 2-Year Interest Rate Swap	Deutsche Bank AG	1.900%	Receive	3-month USD-LIBOR-BBA	06/07/18	USD 41,800,000	177,271	(352,071)
				Total Written Swaptions			$860,147	$(478,956)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$205,402
Interest rate contracts	Investments in securities at value*	1,665,388
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	519,657
Interest rate contracts	Net Assets — Unrealized appreciation**	434,833
Interest rate contracts	Net Assets — Unrealized appreciation***	773,708
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,502,835
Total Asset Derivatives		$11,101,823
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$288,247
Interest rate contracts	Net Assets — Unrealized depreciation**	1,577,334
Interest rate contracts	Net Assets — Unrealized depreciation***	164,141
Interest rate contracts	Unrealized depreciation on OTC swap agreements	630,161
Foreign exchange contracts	Written options, at fair value	199,447
Interest rate contracts	Written options, at fair value	530,171
Total Liability Derivatives		$3,389,501

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(4,469,520)	$(1,853,829)	$—	$—	$3,863,365	$(2,459,984)
Interest rate contracts	(346,463)	—	(2,179,439)	(3,044,271)	(579,302)	(6,149,475)
Total	$(4,815,983)	$(1,853,829)	$(2,179,439)	$(3,044,271)	$3,284,063	$(8,609,459)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$143,048	$1,158,974	$—	$—	$(417,154)	$884,868
Interest rate contracts	11,563	—	(763,190)	8,833,641	(625,229)	7,456,785
Total	$154,611	$1,158,974	$(763,190)	$8,833,641	$(1,042,383)	$8,341,653

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Commonwealth Bank of Australia	Deutsche Bank AG	Goldman Sachs International	UBS AG	The Bank of New York Mellon	The Northern Trust Company	Totals
Assets:
Purchased options	$—	$27,198	$—	$—	$1,566,648	$—	$7,319	$—	$—	$1,601,165
Forward foreign currency contracts	147,736	—	11,712	138,848	—	197,587	23,495	279	—	519,657
OTC Inflation-linked swaps	—	2,626,792	4,854,000	—	22,043	—	—	—	—	7,502,835
Total Assets	$147,736	$2,653,990	$4,865,712	$138,848	$1,588,691	$197,587	$30,814	$279	$—	$9,623,657
Liabilities:
Forward foreign currency contracts	$—	$—	$134,110	$—	$142,042	$1,704	$—	$—	$10,391	$288,247
OTC Inflation-linked swaps	—	595,594	—	—	34,567	—	—	—	—	630,161
Written options	—	—	—	—	677,720	—	1,364	—	—	679,084
Total Liabilities	$—	$595,594	$134,110	$—	$854,329	$1,704	$1,364	$—	$10,391	$1,597,492
Net OTC derivative instruments by counterparty, at fair value	$147,736	$2,058,396	$4,731,602	$138,848	$734,362	$195,883	$29,450	$279	$(10,391)	$8,026,165

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(1,580,000)	$(4,550,000)	$—	$(734,362)	$—	$—	$—	$—	$(6,864,362)

Net Exposure(1) (2)	$147,736	$478,396	$181,602	$138,848	$—	$195,883	$29,450	$279	$(10,391)	$1,161,803

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2016, the Portfolio had received $820,000 in cash collateral from Deutsche Bank AG. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.5%
		Basic Materials: 0.5%
224,000	#	Glencore Funding LLC, 4.625%, 04/29/24	$229,880	0.1
175,000	#	Westlake Chemical Corp., 3.600%, 08/15/26	168,411	0.1
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	391,875	0.1
175,000	#	Glencore Finance Canada Ltd., 4.950%, 11/15/21	187,453	0.1
225,000		Other Securities	237,654	0.1
			1,215,273	0.5

		Communications: 4.4%
775,000		Amazon.com, Inc., 3.300%, 12/05/21	803,221	0.4
1,625,000		AT&T, Inc., 3.400%–4.125%, 03/15/22–02/17/26	1,609,973	0.7
650,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%–4.908%, 07/23/20–07/23/25	684,518	0.3
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,063	0.0
700,000		Telefonica Emisiones SAU, 5.134%–5.462%, 04/27/20–02/16/21	756,628	0.3
1,450,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,603,943	0.7
1,900,000		Verizon Communications, Inc., 2.625%–4.150%, 02/21/20–08/15/26	1,892,432	0.9
2,500,000		Other Securities	2,572,312	1.1
			9,974,090	4.4

		Consumer, Cyclical: 1.9%
950,000		CVS Health Corp., 3.375%, 08/12/24	953,347	0.4
475,000		CVS Health Corp., 2.875%–3.500%, 07/20/22–06/01/26	473,348	0.2
775,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	856,010	0.4
2,000,000		Other Securities	2,087,622	0.9
			4,370,327	1.9

		Consumer, Non-cyclical: 3.9%
975,000		Actavis Funding SCS, 2.350%, 03/12/18	980,796	0.4
650,000		Actavis Funding SCS, 3.450%–4.850%, 03/15/22–06/15/44	651,145	0.3
1,125,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,226	0.5
1,075,000		Anheuser-Busch InBev Finance, Inc., 3.650%–4.900%, 02/01/26–02/01/46	1,101,064	0.5

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	$477,474	0.2
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	697,152	0.3
750,000		Kraft Heinz Foods Co., 2.800%–4.375%, 07/02/20–06/01/46	738,069	0.3
150,000	#	Mylan NV, 3.950%, 06/15/26	140,450	0.1
1,075,000		Reynolds American, Inc., 4.450%, 06/12/25	1,135,521	0.5
1,675,000		Other Securities	1,688,262	0.8
			8,741,159	3.9

		Energy: 3.4%
750,000		ConocoPhillips Co., 3.350%–4.950%, 11/15/24–03/15/26	784,471	0.4
375,000		Kinder Morgan Energy Partners L.P., 3.500%–4.150%, 09/01/23–02/01/24	373,540	0.2
625,000	L	Kinder Morgan, Inc./DE, 3.050%–4.300%, 12/01/19–06/01/25	635,644	0.3
780,000		Williams Partners L.P., 3.600%–3.900%, 03/15/22–01/15/25	779,406	0.3
5,026,000		Other Securities(a)	5,036,990	2.2
			7,610,051	3.4

		Financial: 9.1%
1,450,000		Bank of America Corp., 3.248%–6.500%, 04/01/24–10/29/49	1,462,651	0.6
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	213,264	0.1
400,000	#	Deutsche Bank AG, 4.250%, 10/14/21	401,604	0.2
875,000		Intesa Sanpaolo SpA, 3.875%–5.250%, 01/16/18–01/12/24	898,469	0.4
1,750,000		JPMorgan Chase & Co., 2.950%–3.625%, 01/15/23–12/01/27	1,703,483	0.8
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	1,693,390	0.7
225,000	#	Macquarie Bank Ltd., 6.625%, 04/07/21	252,974	0.1
1,000,000		Morgan Stanley, 2.282%, 10/24/23	1,011,931	0.4
825,000		Morgan Stanley, 3.700%–4.000%, 10/23/24–07/23/25	835,535	0.4
400,000	#	PNC Preferred Funding Trust I, 2.613%, 03/29/49	388,500	0.2
100,000	#	PNC Preferred Funding Trust II, 2.186%, 03/29/49	96,750	0.0

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
300,000		Santander Bank NA, 2.000%, 01/12/18	$299,917	0.1
450,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	446,059	0.2
300,000	#	Santander UK PLC, 5.000%, 11/07/23	306,217	0.2
450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	469,859	0.2
775,000		Synchrony Financial, 3.000%, 08/15/19	785,180	0.3
100,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	108,219	0.1
225,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	225,151	0.1
275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	278,084	0.1
1,650,000		Wells Fargo & Co., 3.000%, 10/23/26	1,570,750	0.7
7,181,000		Other Securities	7,184,382	3.2
			20,632,369	9.1

		Industrial: 0.6%
300,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	302,587	0.1
200,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	203,500	0.1
375,000	#	Sealed Air Corp., 5.250%, 04/01/23	390,937	0.2
550,000		Other Securities	555,761	0.2
			1,452,785	0.6

		Technology: 1.4%
700,000	#	NXP BV / NXP Funding LLC, 4.625%, 06/01/23	736,750	0.3
2,450,000		Other Securities	2,495,796	1.1
			3,232,546	1.4

		Utilities: 0.3%
650,000		Other Securities	606,301	0.3

		Total Corporate Bonds/Notes (Cost $57,946,865)	57,834,901	25.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
773,662	ˆ	Fannie Mae 2013-130 SN, 5.894%, 10/25/42	145,994	0.1
433,866	ˆ	Fannie Mae REMIC Trust 2011-124 SC, 5.794%, 12/25/41	81,315	0.0
407,770	ˆ	Fannie Mae REMIC Trust 2013-131 SA, 5.344%, 12/25/43	66,029	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
336,286	ˆ	Fannie Mae REMIC Trust 2013-96 SW, 5.344%, 09/25/43	$58,176	0.0
780,150	ˆ	Fannie Mae REMIC Trust 2013-96 SY, 5.394%, 07/25/42	138,706	0.1
487,481	ˆ	Fannie Mae REMIC Trust 2014-87 MS, 5.494%, 01/25/45	80,353	0.0
712,495	ˆ	Fannie Mae REMIC Trust 2015-79 SA, 5.494%, 11/25/45	118,747	0.1
1,536,774	ˆ	Fannie Mae REMIC Trust 2015-81 SA, 4.944%, 11/25/45	217,984	0.1
371,861	ˆ	Fannie Mae REMIC Trust 2015-82 MS, 4.944%, 11/25/45	54,720	0.0
870,965	ˆ	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	191,546	0.1
1,083,371	ˆ	Freddie Mac 4583 ST, 5.296%, 05/15/46	211,795	0.1
231,446	ˆ	Freddie Mac REMIC Trust 4320 SD, 5.396%, 07/15/39	37,455	0.0
521,596	ˆ	Freddie Mac REMIC Trust 4326 GS, 5.346%, 04/15/44	90,835	0.1
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 5.406%, 10/25/28	373,559	0.2
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	250,837	0.1
955,667	ˆ	Ginnie Mae 2014-20 SA, 5.361%, 02/20/44	153,806	0.1
839,240	ˆ	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	138,360	0.1
728,267	ˆ	Ginnie Mae 2015-119 SN, 5.511%, 08/20/45	124,565	0.1
614,422	ˆ	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	113,177	0.0
494,273	ˆ	Ginnie Mae Series 2010-20 SE, 5.511%, 02/20/40	85,199	0.0
297,596	ˆ	Ginnie Mae Series 2010-31 SA, 5.011%, 03/20/40	47,302	0.0
194,739	ˆ	Ginnie Mae Series 2012-149 MS, 5.511%, 12/20/42	33,125	0.0
108,834	ˆ	Ginnie Mae Series 2013-134 DS, 5.361%, 09/20/43	18,443	0.0
321,531	ˆ	Ginnie Mae Series 2013-152 SG, 5.411%, 06/20/43	54,069	0.0
716,322	ˆ	Ginnie Mae Series 2013-181 SA, 5.361%, 11/20/43	119,945	0.1
1,088,634	ˆ	Ginnie Mae Series 2014-132 SL, 5.361%, 10/20/43	160,192	0.1
525,087	ˆ	Ginnie Mae Series 2014-133 BS, 4.861%, 09/20/44	78,773	0.0

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
120,879	ˆ	Ginnie Mae Series 2014-41 SA, 5.361%, 03/20/44	$21,565	0.0
1,149,417	ˆ	Ginnie Mae Series 2015-110 MS, 4.971%, 08/20/45	173,864	0.1
335,242	ˆ	Ginnie Mae Series 2015-126 HS, 5.461%, 09/20/45	56,880	0.0
342,884	ˆ	Ginnie Mae Series 2015-159 HS, 5.461%, 11/20/45	58,185	0.0
772,139	ˆ	Ginnie Mae Series 2016-4 SM, 4.911%, 01/20/46	118,272	0.1
250,000	#	Mortgage Repurchase Agreement Financing Trust Series 2016-3, 1.664%, 11/10/18	250,000	0.1
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-1, 1.637%, 09/10/18	950,000	0.4
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-2, 1.837%, 03/10/19	950,000	0.4
500,000	#	Station Place Securitization Trust 2015-2, 1.754%, 05/15/18	500,000	0.2
809,824		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 1.567%, 08/25/46	695,613	0.3
EUR 972,790		Other Securities	950,761	0.4

		Total Collateralized Mortgage Obligations (Cost $7,838,383)	7,970,147	3.5

MUNICIPAL BONDS: 0.9%

		California: 0.4%
750,000		Other Securities	1,000,039	0.4

		Puerto Rico: 0.5%
1,555,000		Puerto Rico Sales Tax Financing Corp., 5.000%–6.000%, 08/01/37–08/01/43	731,600	0.3
555,000		Other Securities(b)	357,169	0.2
			1,088,769	0.5

		Total Municipal Bonds (Cost $2,184,355)	2,088,808	0.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.8%
650,000	#	FREMF Mortgage Trust 2015-K44 B, 3.685%, 01/25/48	628,039	0.3
1,240,255		GS Mortgage Securities Trust 2007–GG10 A1A, 5.793%, 08/10/45	1,253,023	0.5

		Total Commercial Mortgage-Backed Securities (Cost $1,984,691)	1,881,062	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.8%
		Federal Home Loan Bank: 1.0%
900,000		2.625%, due 09/12/25	$895,773	0.4
1,300,000		2.875%, due 06/13/25	1,331,193	0.6
			2,226,966	1.0

		Federal Home Loan Mortgage Corporation: 1.2%##
1,553,232		3.500%, due 04/01/43	1,601,034	0.7
935,149		3.500%, due 03/01/46	961,496	0.4
104,972		4.000%, due 02/01/41	110,820	0.1
60,720		4.000%, due 02/01/41	63,938	0.0
			2,737,288	1.2

		Federal National Mortgage Association: 8.5%##
1,400,000		1.875%, due 09/24/26	1,286,097	0.6
1,000,000	W	3.500%, due 06/25/42	1,025,000	0.5
965,076		3.500%, due 06/01/46	996,130	0.4
12,000,000	W	4.000%, due 08/25/40	12,616,641	5.6
868,763		4.500%, due 04/01/45	948,204	0.4
2,190,604		3.500%–6.000%, due 09/01/35–05/01/46	2,321,522	1.0
			19,193,594	8.5

		Government National Mortgage Association: 35.1%
8,000,793		3.000%, due 09/20/46	8,115,052	3.6
39,000,000		3.000%, due 12/20/46	39,556,958	17.4
2,000,000	W	4.000%, due 09/20/40	2,124,102	0.9
3,698,630		4.000%, due 10/20/43	3,942,869	1.7
1,733,378		4.000%, due 07/20/45	1,843,185	0.8
1,598,364		4.000%, due 08/20/45	1,700,488	0.7
1,789,911		4.000%, due 09/20/45	1,903,298	0.8
2,700,978		4.000%, due 10/20/45	2,874,745	1.3
1,000,000		4.000%, due 11/20/45	1,063,348	0.5
952,685		4.000%, due 02/20/46	1,013,036	0.4
5,666,244		4.000%, due 03/20/46	6,025,190	2.7
8,000,002		4.000%, due 04/20/46	8,506,786	3.8
961,677		4.000%, due 09/20/46	1,022,598	0.5
			79,691,655	35.1

		Total U.S. Government Agency Obligations (Cost $103,212,729)	103,849,503	45.8

FOREIGN GOVERNMENT BONDS: 2.7%
340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	329,549	0.1
450,000		Dominican Republic International Bond, 5.500%–6.850%, 01/27/25–01/27/45	430,500	0.2
200,000	#	Indonesia Government International Bond, 3.700%, 01/08/22	200,949	0.1
260,000	#	Indonesia Government International Bond, 4.350%, 01/08/27	261,202	0.1
600,000		Indonesia Government International Bond, 4.125%–5.375%, 10/17/23–01/15/25	633,021	0.3
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,627,022	0.7
1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,237,120	0.6

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
4,936,600		Other Securities	$1,457,923	0.6

		Total Foreign Government Bonds (Cost $6,321,005)	6,177,286	2.7

ASSET-BACKED SECURITIES: 11.2%
		Other Asset-Backed Securities: 6.8%
250,000	#	B&M CLO 2014-1A A2, 2.830%, 04/16/26	248,276	0.1
34,075	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	34,233	0.0
1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 2.158%, 12/31/27	1,594,400	0.7
650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 2.482%, 04/25/27	650,272	0.3
800,000	#	Halcyon Loan Advisors Funding 2015-1A A, 2.331%, 04/20/27	798,294	0.3
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A, 2.272%, 07/25/27	1,046,010	0.5
1,583,955	#	ICG US CLO 2014-1A A1, 2.031%, 04/20/26	1,578,695	0.7
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.508%, 03/20/25	1,183,320	0.5
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 2.176%, 10/18/26	2,537,250	1.1
227,273	#	Regatta IV Funding Ltd. 2014-1A B, 2.892%, 07/25/26	227,279	0.1
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 2.410%, 04/15/27	1,650,038	0.7
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.930%, 04/15/27	300,040	0.2
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 0.000%, 07/15/26	987,500	0.4
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 2.390%, 07/15/27	999,618	0.5
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM, 2.127%, 07/16/27	1,090,870	0.5
512,625		Other Securities	467,611	0.2
			15,393,706	6.8

		Student Loan: 4.4%
274,998	#	Bank of America Student Loan Trust 2010-1A A, 1.682%, 02/25/43	274,304	0.1
974,893	#	ECMC Group Student Loan Trust 2016-1, 2.106%, 07/26/66	972,017	0.4

ASSET-BACKED SECURITIES: (continued)
		Student Loan: (continued)
696,600	#	Edsouth Indenture No 9 LLC 2015-1 A, 1.556%, 10/25/56	$682,659	0.3
1,956,668	#	Navient Student Loan Trust 2016-5A A, 2.006%, 06/25/65	1,988,258	0.9
938,622	#	Navient Student Loan Trust 2016-7, 1.906%, 03/25/66	948,190	0.4
1,026,699	#	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 1.906%, 09/25/65	1,030,732	0.5
335,132	#	Scholar Funding Trust 2010-A A, 1.640%, 10/28/41	328,833	0.2
691,960	#	SLM Student Loan Trust 2003-1 A5A, 1.073%, 12/15/32	640,500	0.3
783,172		SLM Student Loan Trust 2005-4 A3, 1.002%, 01/25/27	775,353	0.3
465,218		SLM Student Loan Trust 2007-1 A5, 0.972%, 01/26/26	460,959	0.2
750,000		SLM Student Loan Trust 2007-2 A4, 0.942%, 07/25/22	709,934	0.3
185,014		SLM Student Loan Trust 2008-2 A3, 1.632%, 04/25/23	180,360	0.1
520,994		SLM Student Loan Trust 2008-4 A4, 2.532%, 07/25/22	524,436	0.2
392,911		SLM Student Loan Trust 2008-5 A4, 2.582%, 07/25/23	395,438	0.2
			9,911,973	4.4

		Total Asset-Backed Securities (Cost $25,030,515)	25,305,679	11.2

U.S. TREASURY OBLIGATIONS: 6.6%
		Treasury Inflation Indexed Protected Securities: 5.2%
5,333,172		0.125%, due 04/15/18	5,382,957	2.4
1,287,821		0.125%, due 07/15/24	1,266,055	0.6
2,279,178		0.625%, due 01/15/24	2,320,830	1.0
2,635,331		0.125%–2.500%, due 04/15/19–01/15/29	2,783,044	1.2
			11,752,886	5.2

		U.S. Treasury Notes: 0.1%
210,000		Other Securities	210,578	0.1

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury STRIP: 1.3%
3,900,000		2.250%, due 02/15/36	$2,194,327	1.0
1,500,000	(c)	2.270%, due 08/15/36	827,540	0.3
			3,021,867	1.3

		Total U.S. Treasury Obligations (Cost $15,508,066)	14,985,331	6.6

		Total Long-Term Investments (Cost $220,026,609)	220,092,717	97.0

SHORT-TERM INVESTMENTS: 8.5%
		Securities Lending Collateralcc: 0.1%
163,639		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $163,648, collateralized by various U.S. Government Securities, 0.125%–1.750%, Market Value plus accrued interest $166,912, due 04/15/20–01/15/28) (Cost $163,639)	163,639	0.1

		Foreign Government Bonds: 7.8%
MXN 27,801,950	Z	Mexico CETES, 6.130%, 02/23/17	1,329,447	0.6
MXN 56,585,600	Z	Mexico CETES, 6.210%, 02/02/17	2,714,899	1.2
MXN 41,938,430	Z	Mexico CETES, 6.250%, 03/30/17	1,993,414	0.9
MXN 68,634,050	Z	Mexico CETES, 6.280%, 03/16/17	3,269,757	1.5
MXN121,550,750	Z	Mexico CETES, 6.430%, 06/08/17	5,706,473	2.5
MXN 25,532,430	Z	Mexico CETES, 7.970%, 02/16/17	1,219,616	0.5
MXN 28,571,190	Z	Mexico CETES, 9.250%, 03/02/17	1,358,043	0.6
			17,591,649	7.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,437,383	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $1,437,383)	$1,437,383	0.6

	Total Short-Term Investments (Cost $19,491,293)	19,192,671	8.5

	Total Investments in Securities (Cost $239,517,902)	$239,285,388	105.5
	Liabilities in Excess of Other Assets	(12,439,345)	(5.5)
	Net Assets	$226,846,043	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(a)	This grouping contains securities on loan.
(b)	The grouping contains securities in default.
(c)	Separate Trading of Registered Interest and Principal of Securities
BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso

Cost for federal income tax purposes is $239,589,410.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,136,005
Gross Unrealized Depreciation	(2,440,027)
Net Unrealized Depreciation	$(304,022)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$57,834,901	$—	$57,834,901
Collateralized Mortgage Obligations	—	6,777,843	1,192,304	7,970,147
Municipal Bonds	—	2,088,808	—	2,088,808
Short-Term Investments	1,437,383	17,755,288	—	19,192,671
Commercial Mortgage-Backed Securities	—	1,881,062	—	1,881,062
U.S. Treasury Obligations	—	14,985,331	—	14,985,331
Foreign Government Bonds	—	6,177,286	—	6,177,286
Asset-Backed Securities	—	25,305,679	—	25,305,679
U.S. Government Agency Obligations	—	103,849,503	—	103,849,503
Total Investments, at fair value	$1,437,383	$236,655,701	$1,192,304	$239,285,388
Other Financial Instruments+
Centrally Cleared Swaps	—	282,554	—	282,554
Forward Foreign Currency Contracts	—	1,407,141	—	1,407,141
Futures	677,852	—	—	677,852
OTC Swaps	—	23,039	—	23,039
Total Assets	$2,115,235	$238,368,435	$1,192,304	$241,675,974
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(720,936)	$—	$(720,936)
Forward Foreign Currency Contracts	—	(513,290)	—	(513,290)
Futures	(44,035)	—	—	(44,035)
Sales Commitments	—	(49,640,131)	—	(49,640,131)
Total Liabilities	$(44,035)	$(50,874,357)	$—	$(50,918,392)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	Brazilian Real	242,910	Buy	01/04/17	$71,000	$74,611	$3,611
Bank of America N.A.	Brazilian Real	169,503	Buy	01/04/17	48,631	52,063	3,432
Bank of America N.A.	Colombian Peso	722,061,385	Buy	01/26/17	239,887	239,366	(521)
Bank of America N.A.	British Pound	593,000	Buy	01/06/17	743,669	730,881	(12,788)
Bank of America N.A.	Russian Ruble	17,508,876	Buy	01/26/17	269,078	283,409	14,331
Bank of America N.A.	New Zealand Dollar	127,813	Buy	03/15/17	88,251	88,602	351
Bank of America N.A.	Japanese Yen	47,066,873	Buy	03/15/17	401,000	404,142	3,142
Bank of America N.A.	EU Euro	178,390	Buy	03/15/17	186,615	188,455	1,840
Bank of America N.A.	Mexican Peso	18,594,119	Buy	03/15/17	908,138	888,472	(19,666)
Barclays Bank PLC	Taiwan New Dollar	12,718,904	Buy	01/12/17	397,626	393,853	(3,773)
Barclays Bank PLC	Brazilian Real	363,543	Buy	01/04/17	106,000	111,663	5,663
Barclays Bank PLC	Taiwan New Dollar	6,422,030	Buy	01/20/17	201,000	198,511	(2,489)
Barclays Bank PLC	Malaysian Ringgit	659,232	Buy	01/19/17	148,034	146,796	(1,238)
Barclays Bank PLC	Philippine Peso	17,122,562	Buy	01/19/17	343,516	343,998	482
Barclays Bank PLC	New Zealand Dollar	116,567	Buy	03/15/17	80,184	80,806	622
Barclays Bank PLC	British Pound	161,000	Buy	03/15/17	201,463	198,771	(2,692)
BNP Paribas	Chinese Offshore Yuan	1,709,639	Buy	03/15/17	242,836	240,522	(2,314)
BNP Paribas	Chinese Offshore Yuan	1,418,432	Buy	03/15/17	201,000	199,554	(1,446)
BNP Paribas	Argentine Peso	1,105,200	Buy	01/06/17	68,002	69,462	1,460
BNP Paribas	Brazilian Real	2,677,889	Buy	01/04/17	778,943	822,521	43,578

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas	South Korean Won	206,650,433	Buy	01/19/17	$174,707	$171,127	$(3,580)
BNP Paribas	Argentine Peso	1,228,000	Buy	01/25/17	76,482	75,857	(625)
BNP Paribas	Indonesian Rupiah	3,295,257,973	Buy	01/09/17	249,830	244,300	(5,530)
BNP Paribas	EU Euro	192,000	Buy	03/15/17	200,400	202,833	2,433
BNP Paribas	Japanese Yen	23,733,798	Buy	03/15/17	201,000	203,791	2,791
BNP Paribas	South African Rand	3,423,799	Buy	03/15/17	247,473	245,980	(1,493)
BNP Paribas	Australian Dollar	566,212	Buy	03/15/17	421,870	407,899	(13,971)
BNP Paribas	Polish Zloty	10,391,290	Buy	03/15/17	2,465,488	2,480,101	14,613
Citibank N.A.	Japanese Yen	20,526,241	Buy	01/11/17	178,801	175,709	(3,092)
Citibank N.A.	Taiwan New Dollar	6,446,800	Buy	01/20/17	200,000	199,276	(724)
Citibank N.A.	Indonesian Rupiah	949,270,000	Buy	01/17/17	71,000	70,264	(736)
Citibank N.A.	Russian Ruble	12,489,336	Buy	01/26/17	201,000	202,160	1,160
Citibank N.A.	Russian Ruble	12,605,152	Buy	01/26/17	201,000	204,034	3,034
Citibank N.A.	Russian Ruble	10,959,727	Buy	01/26/17	178,000	177,401	(599)
Citibank N.A.	Swedish Krona	1,512,503	Buy	01/27/17	165,753	166,291	538
Citibank N.A.	Russian Ruble	11,005,028	Buy	01/26/17	178,000	178,134	134
Citibank N.A.	Indian Rupee	43,161,927	Buy	01/30/17	633,151	633,514	363
Citibank N.A.	Australian Dollar	601,323	Buy	01/12/17	448,359	433,838	(14,521)
Citibank N.A.	Indonesian Rupiah	6,451,292,670	Buy	01/12/17	489,662	477,996	(11,666)
Citibank N.A.	Australian Dollar	200,272	Buy	03/15/17	144,314	144,276	(38)
Citibank N.A.	Mexican Peso	4,110,504	Buy	03/15/17	199,000	196,410	(2,590)
Citibank N.A.	Mexican Peso	6,271,587	Buy	03/15/17	302,901	299,672	(3,229)
Citibank N.A.	Norwegian Krone	701,302	Buy	03/15/17	80,753	81,251	498
Citibank N.A.	Australian Dollar	274,000	Buy	03/15/17	201,190	197,390	(3,800)
Citibank N.A.	Japanese Yen	23,696,493	Buy	03/15/17	201,000	203,471	2,471
Citibank N.A.	Mexican Peso	18,377,940	Buy	03/15/17	899,667	878,142	(21,525)
Citibank N.A.	South African Rand	1,122,879	Buy	03/15/17	81,000	80,672	(328)
Credit Suisse International	Colombian Peso	212,119,381	Buy	01/17/17	71,052	70,452	(600)
Credit Suisse International	Russian Ruble	10,919,606	Buy	01/26/17	178,000	176,751	(1,249)
Credit Suisse International	Australian Dollar	134,077	Buy	03/15/17	96,274	96,589	315
Credit Suisse International	New Zealand Dollar	162,723	Buy	03/15/17	112,165	112,802	637
Credit Suisse International	New Zealand Dollar	728,970	Buy	03/15/17	520,671	505,335	(15,336)
Deutsche Bank AG	Argentine Peso	1,693,237	Buy	01/18/17	104,231	105,268	1,037
Deutsche Bank AG	Chinese Yuan	1,250,419	Buy	01/20/17	178,631	178,676	45
Deutsche Bank AG	Indian Rupee	3,231,956	Buy	02/03/17	47,320	47,412	92
Deutsche Bank AG	Chilean Peso	108,321,797	Buy	01/19/17	161,674	161,526	(148)
Deutsche Bank AG	EU Euro	186,240	Buy	03/15/17	193,826	196,749	2,923
Deutsche Bank AG	South African Rand	1,728,146	Buy	03/15/17	121,000	124,157	3,157
JPMorgan Chase Bank N.A.	Chinese Offshore Yuan	1,652,995	Buy	03/15/17	233,302	232,554	(748)
JPMorgan Chase Bank N.A.	South Korean Won	481,162,080	Buy	01/19/17	399,000	398,449	(551)
JPMorgan Chase Bank N.A.	South Korean Won	238,526,200	Buy	01/20/17	200,000	197,525	(2,475)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	2,382,800,560	Buy	01/17/17	178,000	176,372	(1,628)
JPMorgan Chase Bank N.A.	Malaysian Ringgit	761,991	Buy	01/12/17	169,257	169,758	501
JPMorgan Chase Bank N.A.	Malaysian Ringgit	140,338	Buy	01/19/17	31,242	31,250	8
JPMorgan Chase Bank N.A.	EU Euro	2,662,726	Buy	02/09/17	2,768,463	2,808,383	39,920
JPMorgan Chase Bank N.A.	South African Rand	1,140,040	Buy	03/15/17	80,000	81,905	1,905
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	1,418,859	Buy	03/15/17	201,000	199,614	(1,386)
Morgan Stanley & Co. International PLC	Brazilian Real	670,138	Buy	01/04/17	199,412	205,835	6,423
Morgan Stanley & Co. International PLC	South Korean Won	238,004,000	Buy	01/20/17	199,000	197,093	(1,907)
Morgan Stanley & Co. International PLC	Brazilian Real	622,800	Buy	01/04/17	180,000	191,295	11,295
Morgan Stanley & Co. International PLC	Brazilian Real	624,186	Buy	01/04/17	180,000	191,721	11,721

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	11,472,110	Buy	01/13/17	$358,000	$355,166	$(2,834)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	13,440,135	Buy	01/12/17	422,022	416,187	(5,835)
Morgan Stanley & Co. International PLC	South Korean Won	191,347,538	Buy	01/19/17	163,322	158,455	(4,867)
Morgan Stanley & Co. International PLC	Russian Ruble	11,512,371	Buy	01/26/17	179,000	186,346	7,346
Morgan Stanley & Co. International PLC	Russian Ruble	11,412,229	Buy	01/26/17	175,968	184,725	8,757
Morgan Stanley & Co. International PLC	Canadian Dollar	265,782	Buy	03/15/17	199,000	198,120	(880)
Morgan Stanley & Co. International PLC	Japanese Yen	23,646,403	Buy	03/15/17	201,000	203,041	2,041
Morgan Stanley & Co. International PLC	Turkish Lira	1,865,577	Buy	03/15/17	523,000	520,964	(2,036)
Morgan Stanley & Co. International PLC	EU Euro	193,000	Buy	03/15/17	201,869	203,890	2,021
Morgan Stanley & Co. International PLC	Chinese Yuan	1,909,604	Buy	04/05/17	268,052	268,175	123
RBC Europe Limited	Canadian Dollar	271,148	Buy	03/15/17	200,000	202,120	2,120
RBC Europe Limited	Canadian Dollar	269,625	Buy	03/15/17	200,000	200,984	984
RBC Europe Limited	Canadian Dollar	268,171	Buy	03/15/17	201,000	199,901	(1,099)
RBC Europe Limited	Canadian Dollar	268,746	Buy	03/15/17	201,000	200,329	(671)
RBC Europe Limited	Canadian Dollar	268,680	Buy	03/15/17	201,000	200,280	(720)
Royal Bank of Scotland PLC	Argentine Peso	751,413	Buy	01/06/17	46,597	47,226	629
Royal Bank of Scotland PLC	Argentine Peso	849,004	Buy	01/25/17	51,705	52,445	740
Royal Bank of Scotland PLC	Chilean Peso	54,581,180	Buy	01/19/17	81,138	81,389	251
Royal Bank of Scotland PLC	British Pound	163,000	Buy	03/15/17	201,548	201,240	(308)
Royal Bank of Scotland PLC	Mexican Peso	16,292,508	Buy	03/15/17	795,164	778,495	(16,669)
Standard Chartered Bank	South Korean Won	535,549,590	Buy	01/20/17	444,532	443,493	(1,039)
Standard Chartered Bank	Chinese Yuan	1,350,254	Buy	01/23/17	192,949	192,703	(246)
Standard Chartered Bank	Taiwan New Dollar	6,426,975	Buy	01/19/17	201,000	198,708	(2,292)
Standard Chartered Bank	South Korean Won	240,340,000	Buy	01/31/17	200,000	199,051	(949)
Standard Chartered Bank	Brazilian Real	438,463	Buy	02/02/17	130,575	133,467	2,892
Standard Chartered Bank	Chinese Offshore Yuan	1,259,032	Buy	03/15/17	179,000	177,128	(1,872)
State Street Bank and Trust Co.	British Pound	163,000	Buy	03/15/17	200,911	201,240	329
State Street Bank and Trust Co.	Japanese Yen	10,595,949	Buy	03/15/17	91,000	90,983	(17)
State Street Bank and Trust Co.	EU Euro	192,000	Buy	03/15/17	200,488	202,833	2,345
State Street Bank and Trust Co.	EU Euro	105,798	Buy	03/15/17	110,788	111,767	979
State Street Bank and Trust Co.	Swedish Krona	7,515,926	Buy	03/15/17	808,451	828,451	20,000
State Street Bank and Trust Co.	EU Euro	1,770,607	Buy	03/15/17	1,860,085	1,870,510	10,425
State Street Bank and Trust Co.	Australian Dollar	272,000	Buy	03/15/17	200,412	195,948	(4,464)
State Street Bank and Trust Co.	Japanese Yen	23,657,800	Buy	03/15/17	201,000	203,139	2,139
State Street Bank and Trust Co.	Japanese Yen	47,324,043	Buy	03/15/17	402,000	406,350	4,350
UBS AG	Taiwan New Dollar	6,453,989	Buy	01/20/17	201,000	199,499	(1,501)
UBS AG	Indonesian Rupiah	4,032,217,021	Buy	01/12/17	301,587	298,759	(2,828)
UBS AG	Indian Rupee	4,345,683	Buy	01/09/17	63,799	63,975	176
UBS AG	South Korean Won	238,340,775	Buy	01/19/17	201,000	197,370	(3,630)
UBS AG	Indian Rupee	18,497,969	Buy	01/30/17	272,149	271,506	(643)
UBS AG	South Korean Won	212,852,001	Buy	01/19/17	180,921	176,262	(4,659)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS AG	Russian Ruble	12,695,796	Buy	01/26/17	$194,810	$205,501	$10,691
UBS AG	Japanese Yen	23,332,500	Buy	03/15/17	200,000	200,346	346
UBS AG	Japanese Yen	46,639,000	Buy	03/15/17	400,000	400,468	468
UBS AG	Japanese Yen	23,344,630	Buy	03/15/17	199,000	200,450	1,450
UBS AG	Australian Dollar	275,000	Buy	03/15/17	200,267	198,110	(2,157)
UBS AG	Japanese Yen	20,384,987	Buy	03/15/17	178,000	175,037	(2,963)
Westpac Banking Corp.	British Pound	84,661	Buy	01/06/17	107,680	104,346	(3,334)
Westpac Banking Corp.	Japanese Yen	62,549,999	Buy	01/11/17	573,260	535,443	(37,817)
Westpac Banking Corp.	Australian Dollar	278,000	Buy	03/15/17	200,628	200,271	(357)
Westpac Banking Corp.	New Zealand Dollar	624,146	Buy	03/15/17	437,433	432,669	(4,764)
Westpac Banking Corp.	EU Euro	168,495	Buy	03/15/17	180,141	178,002	(2,139)
							$(6,464)
Bank of America N.A.	Brazilian Real	674,185	Sell	01/04/17	$202,000	$207,078	$(5,078)
Bank of America N.A.	Brazilian Real	270,842	Sell	01/04/17	79,421	83,190	(3,769)
Bank of America N.A.	Brazilian Real	171,610	Sell	01/04/17	50,000	52,710	(2,710)
Bank of America N.A.	Brazilian Real	602,040	Sell	01/04/17	176,000	184,918	(8,918)
Bank of America N.A.	Taiwan New Dollar	5,674,470	Sell	01/13/17	179,600	175,676	3,924
Bank of America N.A.	Taiwan New Dollar	6,408,322	Sell	01/20/17	201,000	198,087	2,913
Bank of America N.A.	Taiwan New Dollar	6,406,272	Sell	01/20/17	201,000	198,024	2,976
Bank of America N.A.	Taiwan New Dollar	17,780,230	Sell	01/12/17	557,112	550,582	6,530
Bank of America N.A.	Taiwan New Dollar	17,780,230	Sell	01/12/17	557,811	550,582	7,229
Bank of America N.A.	British Pound	675,278	Sell	01/06/17	846,853	832,291	14,562
Bank of America N.A.	Mexican Peso	3,273,558	Sell	01/20/17	158,221	157,491	730
Bank of America N.A.	EU Euro	191,000	Sell	03/15/17	200,707	201,777	(1,070)
Bank of America N.A.	Mexican Peso	12,612,453	Sell	03/02/17	617,274	603,668	13,606
Bank of America N.A.	Australian Dollar	276,000	Sell	03/15/17	198,976	198,830	146
Bank of America N.A.	Japanese Yen	23,663,328	Sell	03/15/17	201,000	203,186	(2,186)
Bank of America N.A.	Japanese Yen	23,628,776	Sell	03/15/17	201,000	202,890	(1,890)
Bank of America N.A.	EU Euro	168,000	Sell	03/15/17	178,377	177,479	898
Bank of America N.A.	British Pound	141,000	Sell	03/15/17	178,428	174,078	4,350
Bank of America N.A.	Mexican Peso	6,291,306	Sell	03/16/17	307,975	300,574	7,401
Bank of America N.A.	Brazilian Real	1,652,000	Sell	02/02/17	512,073	502,861	9,212
Barclays Bank PLC	Brazilian Real	601,775	Sell	01/04/17	178,000	184,837	(6,837)
Barclays Bank PLC	Indonesian Rupiah	2,705,760,000	Sell	01/27/17	200,000	199,880	120
Barclays Bank PLC	Mexican Peso	42,245,353	Sell	02/02/17	2,052,329	2,028,233	24,096
Barclays Bank PLC	EU Euro	191,786	Sell	03/15/17	202,165	202,608	(443)
Barclays Bank PLC	EU Euro	198,396	Sell	03/15/17	210,578	209,590	988
Barclays Bank PLC	South African Rand	2,206,756	Sell	03/15/17	159,000	158,543	457
Barclays Bank PLC	Japanese Yen	23,249,369	Sell	03/15/17	199,000	199,632	(632)
Barclays Bank PLC	Japanese Yen	23,575,692	Sell	03/15/17	201,000	202,434	(1,434)
Barclays Bank PLC	British Pound	161,000	Sell	03/15/17	202,459	198,770	3,689
Barclays Bank PLC	EU Euro	167,000	Sell	03/15/17	178,414	176,423	1,991
Barclays Bank PLC	Australian Dollar	239,000	Sell	03/15/17	178,435	172,176	6,259
BNP Paribas	South Korean Won	237,413,160	Sell	01/19/17	201,000	196,601	4,399
BNP Paribas	South Korean Won	659,950,000	Sell	01/19/17	564,842	546,503	18,339
BNP Paribas	South Korean Won	963,199,343	Sell	01/20/17	824,488	797,633	26,855
BNP Paribas	South Korean Won	417,597,200	Sell	02/09/17	352,328	345,858	6,470
BNP Paribas	South Korean Won	614,750,527	Sell	01/13/17	537,750	509,040	28,710
BNP Paribas	EU Euro	191,000	Sell	03/15/17	200,469	201,777	(1,308)
BNP Paribas	EU Euro	192,000	Sell	03/15/17	200,613	202,833	(2,220)
BNP Paribas	Turkish Lira	2,375,704	Sell	03/15/17	669,307	663,417	5,890
Citibank N.A.	New Zealand Dollar	118,720	Sell	01/09/17	85,731	82,457	3,274
Citibank N.A.	Indonesian Rupiah	2,395,557,000	Sell	01/12/17	179,000	177,494	1,506
Citibank N.A.	Indian Rupee	24,048,140	Sell	01/30/17	352,612	352,970	(358)
Citibank N.A.	Norwegian Krone	533,768	Sell	01/27/17	63,074	61,827	1,247
Citibank N.A.	Swedish Krona	2,332,775	Sell	01/27/17	255,698	256,475	(777)
Citibank N.A.	South Korean Won	827,846,953	Sell	01/19/17	707,229	685,538	21,691
Citibank N.A.	Taiwan New Dollar	45,630,393	Sell	01/20/17	1,433,566	1,410,477	23,089
Citibank N.A.	Japanese Yen	23,182,000	Sell	03/15/17	200,000	199,053	947
Citibank N.A.	Japanese Yen	23,196,000	Sell	03/15/17	200,000	199,174	826
Citibank N.A.	South African Rand	1,133,152	Sell	03/15/17	80,000	81,410	(1,410)
Citibank N.A.	British Pound	214,201	Sell	03/15/17	267,287	264,453	2,834
Citibank N.A.	New Zealand Dollar	289,000	Sell	03/15/17	200,456	200,339	117

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	EU Euro	388,000	Sell	03/15/17	$404,261	$409,892	$(5,631)
Citibank N.A.	New Zealand Dollar	1,129,410	Sell	03/15/17	809,239	782,926	26,313
Citibank N.A.	Mexican Peso	37,108,533	Sell	03/16/17	1,813,915	1,772,899	41,016
Citibank N.A.	Israeli New Shekel	693,340	Sell	03/15/17	181,982	180,352	1,630
Citibank N.A.	Mexican Peso	12,553,326	Sell	03/30/17	613,273	598,632	14,641
Credit Suisse International	Russian Ruble	12,254,820	Sell	01/26/17	200,000	198,364	1,636
Credit Suisse International	Russian Ruble	12,238,401	Sell	01/26/17	199,000	198,098	902
Credit Suisse International	Chilean Peso	52,073,640	Sell	01/19/17	79,000	77,650	1,350
Credit Suisse International	EU Euro	76,544	Sell	03/15/17	80,228	80,863	(635)
Credit Suisse International	Swedish Krona	1,327,671	Sell	03/15/17	144,847	146,344	(1,497)
Credit Suisse International	Japanese Yen	23,233,648	Sell	03/15/17	199,000	199,497	(497)
Credit Suisse International	Australian Dollar	110,176	Sell	03/15/17	80,759	79,371	1,388
Deutsche Bank AG	Chilean Peso	331,674,716	Sell	01/19/17	487,700	494,583	(6,883)
Deutsche Bank AG	Chinese Offshore Yuan	1,251,312	Sell	01/20/17	178,631	178,304	327
JPMorgan Chase Bank N.A.	Chinese Offshore Yuan	1,255,297	Sell	03/15/17	179,000	176,603	2,397
JPMorgan Chase Bank N.A.	South Korean Won	240,256,800	Sell	01/31/17	200,000	198,983	1,017
JPMorgan Chase Bank N.A.	Philippine Peso	10,101,973	Sell	01/19/17	201,000	202,952	(1,952)
JPMorgan Chase Bank N.A.	EU Euro	3,371,493	Sell	02/09/17	3,505,375	3,555,921	(50,546)
JPMorgan Chase Bank N.A.	Canadian Dollar	545,706	Sell	03/15/17	411,000	406,781	4,219
JPMorgan Chase Bank N.A.	Canadian Dollar	235,297	Sell	03/15/17	178,000	175,396	2,604
JPMorgan Chase Bank N.A.	Norwegian Krone	1,996,096	Sell	03/15/17	237,190	231,263	5,927
JPMorgan Chase Bank N.A.	Mexican Peso	118,193,880	Sell	06/08/17	5,646,294	5,575,556	70,738
Merrill Lynch International	Mexican Peso	9,880,237	Sell	03/16/17	478,717	472,039	6,678
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	1,910,006	Sell	04/05/17	268,052	267,890	162
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	3,533,696	Sell	03/15/17	505,818	497,142	8,676
Morgan Stanley & Co. International PLC	Brazilian Real	668,226	Sell	01/04/17	200,000	205,248	(5,248)
Morgan Stanley & Co. International PLC	Brazilian Real	598,828	Sell	01/04/17	178,000	183,932	(5,932)
Morgan Stanley & Co. International PLC	Malaysian Ringgit	1,550,646	Sell	01/12/17	350,823	345,455	5,368
Morgan Stanley & Co. International PLC	South Korean Won	208,803,500	Sell	01/13/17	179,000	172,898	6,102
Morgan Stanley & Co. International PLC	Taiwan New Dollar	5,689,515	Sell	01/13/17	179,000	176,142	2,858
Morgan Stanley & Co. International PLC	South Korean Won	209,355,518	Sell	01/19/17	177,383	173,367	4,016
Morgan Stanley & Co. International PLC	Russian Ruble	12,242,346	Sell	01/26/17	199,000	198,162	838
Morgan Stanley & Co. International PLC	Taiwan New Dollar	5,686,830	Sell	01/13/17	179,000	176,059	2,941
Morgan Stanley & Co. International PLC	Russian Ruble	11,293,409	Sell	01/26/17	182,000	182,802	(802)
Morgan Stanley & Co. International PLC	Russian Ruble	11,408,171	Sell	01/26/17	179,000	184,659	(5,659)
Morgan Stanley & Co. International PLC	Russian Ruble	11,381,350	Sell	01/26/17	179,000	184,225	(5,225)
Morgan Stanley & Co. International PLC	Russian Ruble	11,332,401	Sell	01/26/17	179,000	183,433	(4,433)
Morgan Stanley & Co. International PLC	Russian Ruble	11,461,340	Sell	01/26/17	179,000	185,520	(6,520)
Morgan Stanley & Co. International PLC	Mexican Peso	13,934,548	Sell	02/02/17	685,553	669,009	16,544
Morgan Stanley & Co. International PLC	Indonesian Rupiah	4,738,169,130	Sell	01/12/17	357,652	351,066	6,586

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	28,741,369	Sell	01/13/17	$914,427	$889,806	$24,621
Morgan Stanley & Co. International PLC	Mexican Peso	3,003,915	Sell	03/02/17	145,489	143,776	1,713
Morgan Stanley & Co. International PLC	Japanese Yen	23,287,059	Sell	03/15/17	199,000	199,955	(955)
Morgan Stanley & Co. International PLC	Swedish Krona	751,098	Sell	03/15/17	80,551	82,791	(2,240)
Morgan Stanley & Co. International PLC	Japanese Yen	23,587,350	Sell	03/15/17	201,000	202,534	(1,534)
Morgan Stanley & Co. International PLC	Mexican Peso	14,386,813	Sell	03/16/17	695,553	687,345	8,208
Morgan Stanley & Co. International PLC	Hungarian Forint	179,018,000	Sell	03/16/17	606,039	610,493	(4,454)
RBC Europe Limited	Brazilian Real	1,345,001	Sell	01/04/17	404,000	413,121	(9,121)
RBC Europe Limited	Canadian Dollar	428,259	Sell	01/20/17	327,320	319,034	8,286
RBC Europe Limited	Canadian Dollar	269,284	Sell	03/15/17	200,000	200,730	(730)
RBC Europe Limited	Mexican Peso	27,031,607	Sell	02/23/17	1,315,759	1,294,809	20,950
RBC Europe Limited	Canadian Dollar	269,884	Sell	03/15/17	200,000	201,177	(1,177)
RBC Europe Limited	Mexican Peso	12,609,661	Sell	03/02/17	617,425	603,535	13,890
RBC Europe Limited	Japanese Yen	41,233,201	Sell	03/15/17	356,000	354,051	1,949
RBC Europe Limited	Canadian Dollar	1,759,601	Sell	03/22/17	1,313,104	1,311,761	1,343
Royal Bank of Scotland PLC	South Korean Won	208,133,782	Sell	01/19/17	178,000	172,355	5,645
Royal Bank of Scotland PLC	Mexican Peso	4,336,128	Sell	03/15/17	207,220	207,191	29
Royal Bank of Scotland PLC	Turkish Lira	716,115	Sell	03/15/17	200,000	199,976	24
Royal Bank of Scotland PLC	Mexican Peso	4,126,640	Sell	03/15/17	200,000	197,181	2,819
Royal Bank of Scotland PLC	Mexican Peso	4,150,005	Sell	03/15/17	201,000	198,297	2,703
Royal Bank of Scotland PLC	Mexican Peso	3,663,922	Sell	03/15/17	178,000	175,071	2,929
Standard Chartered Bank	Brazilian Real	438,463	Sell	01/04/17	131,710	134,675	(2,965)
Standard Chartered Bank	Chinese Offshore Yuan	1,351,123	Sell	01/23/17	192,949	192,309	640
Standard Chartered Bank	South Korean Won	472,757,310	Sell	01/13/17	405,000	391,463	13,537
Standard Chartered Bank	Japanese Yen	23,202,000	Sell	03/15/17	200,000	199,225	775
Standard Chartered Bank	Japanese Yen	23,372,079	Sell	03/15/17	201,000	200,685	315
Standard Chartered Bank	EU Euro	193,000	Sell	03/15/17	202,251	203,890	(1,639)
Standard Chartered Bank	Singapore Dollar	580,401	Sell	03/15/17	403,000	400,640	2,360
Standard Chartered Bank	British Pound	189,988	Sell	03/15/17	242,000	234,559	7,441
Standard Chartered Bank	Australian Dollar	239,000	Sell	03/15/17	177,716	172,175	5,541
Standard Chartered Bank	Chinese Offshore Yuan	1,420,201	Sell	03/15/17	202,000	199,803	2,197
Standard Chartered Bank	British Pound	970,947	Sell	03/15/17	1,227,296	1,198,728	28,568
Standard Chartered Bank	British Pound	1,037,371	Sell	03/15/17	1,311,258	1,280,736	30,522
Standard Chartered Bank	Chinese Offshore Yuan	1,249,764	Sell	03/15/17	179,394	175,825	3,569
Standard Chartered Bank	Taiwan New Dollar	17,160,491	Sell	06/16/17	544,087	531,259	12,828
Standard Chartered Bank	Taiwan New Dollar	11,221,304	Sell	06/16/17	355,780	347,392	8,388
State Street Bank and Trust Co.	South Korean Won	209,037,990	Sell	01/13/17	179,000	173,092	5,908
State Street Bank and Trust Co.	South Korean Won	197,698,708	Sell	01/19/17	169,118	163,714	5,404
State Street Bank and Trust Co.	Japanese Yen	23,197,400	Sell	03/15/17	200,000	199,186	814
State Street Bank and Trust Co.	Swedish Krona	884,898	Sell	03/15/17	96,636	97,539	(903)
State Street Bank and Trust Co.	Japanese Yen	23,437,200	Sell	03/15/17	200,000	201,245	(1,245)
State Street Bank and Trust Co.	Swedish Krona	1,041,561	Sell	03/15/17	112,680	114,807	(2,127)
State Street Bank and Trust Co.	EU Euro	193,786	Sell	03/15/17	203,867	204,720	(853)
State Street Bank and Trust Co.	EU Euro	1,086,379	Sell	03/15/17	1,138,731	1,147,675	(8,944)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	Japanese Yen	23,663,629	Sell	03/15/17	$201,000	$203,189	$(2,189)
State Street Bank and Trust Co.	EU Euro	193,000	Sell	03/15/17	202,532	203,889	(1,357)
State Street Bank and Trust Co.	Australian Dollar	1,047,000	Sell	03/15/17	773,806	754,258	19,548
State Street Bank and Trust Co.	Japanese Yen	47,136,912	Sell	03/15/17	402,000	404,743	(2,743)
State Street Bank and Trust Co.	Japanese Yen	69,441,772	Sell	03/15/17	602,806	596,265	6,541
State Street Bank and Trust Co.	Canadian Dollar	1,124,792	Sell	03/15/17	856,978	838,444	18,534
UBS AG	Taiwan New Dollar	14,694,880	Sell	01/13/17	464,000	454,940	9,060
UBS AG	South Korean Won	45,467,036	Sell	01/13/17	39,283	37,648	1,635
UBS AG	Philippine Peso	8,849,778	Sell	01/19/17	177,013	177,795	(782)
UBS AG	South Korean Won	216,706,175	Sell	01/19/17	185,289	179,454	5,835
UBS AG	South Korean Won	205,890,660	Sell	01/13/17	176,285	170,486	5,799
UBS AG	Indian Rupee	24,185,015	Sell	01/30/17	354,567	354,979	(412)
UBS AG	South Korean Won	809,435,392	Sell	01/19/17	683,968	670,292	13,676
UBS AG	Mexican Peso	25,280,301	Sell	02/16/17	1,239,534	1,211,857	27,677
UBS AG	British Pound	324,000	Sell	03/15/17	400,754	400,010	744
UBS AG	EU Euro	191,000	Sell	03/15/17	200,422	201,777	(1,355)
UBS AG	New Zealand Dollar	282,000	Sell	03/15/17	201,328	195,487	5,841
UBS AG	Mexican Peso	28,708,086	Sell	03/30/17	1,385,392	1,369,006	16,386
UBS AG	Taiwan New Dollar	22,657,416	Sell	06/20/17	710,709	701,537	9,172
UBS AG	Taiwan New Dollar	16,738,658	Sell	06/20/17	525,003	518,277	6,726
Westpac Banking Corp.	Japanese Yen	56,062,040	Sell	01/11/17	513,799	479,904	33,895
Westpac Banking Corp.	EU Euro	1,456,974	Sell	03/15/17	1,528,737	1,539,180	(10,443)
Westpac Banking Corp.	Japanese Yen	82,512,073	Sell	03/15/17	719,019	708,494	10,525
Westpac Banking Corp.	British Pound	405,619	Sell	03/15/17	512,520	500,776	11,744
Westpac Banking Corp.	Singapore Dollar	930,281	Sell	03/15/17	653,537	642,155	11,382
Westpac Banking Corp.	Australian Dollar	2,793,148	Sell	03/15/17	2,067,298	2,012,183	55,115
							$788,228

At December 31, 2016, the following forward cross-currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency Purchased	Currency Sold	Fair Value	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America N.A.	JPY 17,125,519	EUR 139,638	$147,517	03/15/17	$(468)
Bank of America N.A.	CZK 4,501,903	EUR 167,000	177,337	06/21/17	88
Barclays Bank PLC	JPY 32,358,803	EUR 265,976	280,983	03/15/17	(3,133)
Barclays Bank PLC	JPY 15,866,415	EUR 128,928	136,202	03/15/17	35
Barclays Bank PLC	GBP 161,804	EUR 190,000	200,720	03/15/17	(957)
Barclays Bank PLC	JPY 17,161,336	EUR 139,638	147,517	03/15/17	(160)
Barclays Bank PLC	EUR 193,000	PLN 856,588	204,443	03/15/17	(553)
Barclays Bank PLC	PLN 1,777,528	EUR 398,000	420,456	03/15/17	3,788
Barclays Bank PLC	SEK 8,710,743	EUR 892,314	942,660	03/15/17	17,491
BNP Paribas	EUR 129,000	HUF 40,065,101	136,631	03/16/17	(345)
BNP Paribas	EUR 74,490	HUF 23,097,487	78,768	03/16/17	(70)
BNP Paribas	EUR 684,340	SEK 6,579,268	725,207	03/15/17	(2,254)
BNP Paribas	NOK 1,740,406	EUR 192,000	202,833	03/15/17	(1,194)
BNP Paribas	SEK 1,871,232	EUR 192,000	202,833	03/15/17	3,425
BNP Paribas	SEK 1,631,991	EUR 168,000	177,479	03/15/17	2,409
Citibank N.A.	EUR 184,395	SEK 1,759,921	193,989	03/15/17	810
Citibank N.A.	GBP 92,777	EUR 108,000	114,094	03/15/17	449
Citibank N.A.	SEK 20,125,191	EUR 2,069,477	2,186,243	03/15/17	32,078
Citibank N.A.	NOK 4,358,479	EUR 485,127	512,499	03/15/17	(7,537)
Citibank N.A.	EUR 399,929	CZK 10,762,102	424,147	06/21/17	537

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency Purchased	Currency Sold	Fair Value	Settlement Date	Unrealized Appreciation (Depreciation)
Citibank N.A.	CZK 9,051,700	EUR 335,870	$356,660	06/21/17	$78
Citibank N.A.	CZK 10,698,913	EUR 399,930	428,538	11/21/17	(413)
Credit Suisse International	CHF 204,046	EUR 190,000	200,720	03/15/17	552
Credit Suisse International	CHF 207,064	EUR 193,000	203,890	03/15/17	359
Deutsche Bank AG	EUR 113,307	AUD 161,917	116,645	03/15/17	3,054
JPMorgan Chase Bank N.A.	NOK 1,741,849	EUR 191,000	201,777	03/15/17	29
JPMorgan Chase Bank N.A.	NOK 1,748,422	EUR 192,000	202,833	03/15/17	(265)
JPMorgan Chase Bank N.A.	EUR 193,000	PLN 864,003	206,212	03/15/17	(2,323)
JPMorgan Chase Bank N.A.	PLN 3,837,587	EUR 858,233	906,657	03/15/17	9,264
JPMorgan Chase Bank N.A.	SEK 16,202,096	EUR 1,667,337	1,761,413	03/15/17	24,481
Morgan Stanley & Co. International PLC	CZK 3,823,636	EUR 143,060	152,738	09/21/17	(667)
Morgan Stanley & Co. International PLC	CZK 4,362,034	EUR 162,975	174,644	11/22/17	(76)
Morgan Stanley & Co. International PLC	CZK 4,353,582	EUR 162,763	174,406	11/21/17	(194)
RBC Europe Limited	NOK 1,738,423	EUR 191,000	201,777	03/15/17	(368)
RBC Europe Limited	NOK 1,742,873	EUR 191,000	201,777	03/15/17	148
Royal Bank of Scotland PLC	EUR 384,000	GBP 322,391	398,023	03/15/17	7,643
Royal Bank of Scotland PLC	SEK 12,310,772	EUR 1,268,694	1,340,277	03/15/17	16,691
State Street Bank and Trust Co.	NOK 768,054	SEK 807,302	88,986	03/15/17	(1)
State Street Bank and Trust Co.	EUR 192,000	SEK 1,838,266	202,625	03/15/17	208
State Street Bank and Trust Co.	EUR 192,000	SEK 1,856,189	204,600	03/15/17	(1,767)
State Street Bank and Trust Co.	EUR 192,000	SEK 1,850,223	203,943	03/15/17	(1,110)
State Street Bank and Trust Co.	EUR 190,033	SEK 1,831,239	201,850	03/15/17	(1,095)
State Street Bank and Trust Co.	GBP 162,000	JPY 23,460,030	201,441	03/15/17	(1,436)
State Street Bank and Trust Co.	SEK 846,336	EUR 87,000	91,909	03/15/17	1,380
State Street Bank and Trust Co.	NOK 3,015,062	EUR 336,000	354,958	03/15/17	(5,641)
State Street Bank and Trust Co.	SEK 1,636,160	EUR 168,000	177,479	03/15/17	2,869
State Street Bank and Trust Co.	SEK 7,803,822	EUR 799,523	844,980	03/22/17	15,575
State Street Bank and Trust Co.	EUR 33,184	CZK 887,075	34,961	06/21/17	277
State Street Bank and Trust Co.	CZK 4,458,300	EUR 166,168	176,454	06/21/17	(747)
State Street Bank and Trust Co.	CZK 11,290,908	EUR 422,423	450,974	09/20/17	(1,963)
UBS AG	HUF 59,380,985	EUR 191,000	201,789	03/16/17	714
UBS AG	EUR 193,000	HUF 60,748,873	207,168	03/16/17	(3,266)
UBS AG	HUF 49,626,101	EUR 157,381	166,270	03/16/17	2,966
UBS AG	CHF 566,687	EUR 527,101	556,842	03/15/17	2,141
UBS AG	CZK 4,498,980	EUR 167,000	177,337	06/21/17	(27)
Westpac Banking Corp.	AUD 277,000	NZD 287,029	198,973	03/15/17	578
					$112,087

Cross-Currency Abbreviations

AUD — Australia Dollar

CHF — Swiss Franc

CZK — Czech Koruna

EUR — EU Euro

GBP — British Pound

HUF — Hungary Forint

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Sterling	56	03/15/17	$8,592,776	$2,152
90-Day Sterling	56	06/21/17	8,590,619	2,161
90-Day Sterling	56	09/20/17	8,588,894	3,231
90-Day Sterling	56	12/20/17	8,586,305	4,162
Australia 3-Year Bond	228	03/15/17	18,340,427	(27,778)
Euro-Bund	116	03/08/17	20,044,001	296,714
U.S. Treasury 10-Year Note	55	03/22/17	6,835,469	50,453
U.S. Treasury 2-Year Note	20	03/31/17	4,333,750	7,155
U.S. Treasury 5-Year Note	104	03/31/17	12,237,062	37,415
U.S. Treasury Long Bond	15	03/22/17	2,259,844	31,752
U.S. Treasury Ultra Long Bond	124	03/22/17	19,871,000	240,130
			$118,280,147	$647,547
Short Contracts
30-Day Federal Funds	(67)	04/28/17	(27,720,676)	1,696
Euro-OAT	(10)	03/08/17	(1,598,139)	(16,257)
U.S. Treasury Ultra 10-Year Note	(2)	03/22/17	(268,125)	831
			$(29,586,940)	$(13,730)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Buy	(5.000)	Intercontinental Exchange	12/20/21	USD 760,000	$(47,050)	$(12,622)
						$(47,050)	$(12,622)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 27, Version 1	Sell	1.000	Intercontinental Exchange	12/20/21	USD 865,000	$13,088	$1,357
						$13,088	$1,357

At December 31, 2016, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 2,830,000	$9,616	$23,269	$(13,653)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 50,000	170	232	(62)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 40,000	136	59	77
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 310,000	$1,053	$1,436	$(383)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 1,680,000	5,709	8,576	(2,867)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 250,000	849	501	348
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 1,080,000	3,670	10,008	(6,338)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 80,000	272	271	1
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 10,000	34	(2)	36
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 160,000	544	338	206
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 50,000	170	100	70
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 110,000	374	510	(136)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 110,000	374	361	13
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 20,000	68	76	(8)
						$23,039	$45,735	$(22,696)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	12/15/26	AUD 2,140,000	$5,825	$(7,707)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	03/15/19	CAD 23,950,000	(53,588)	13,087
Receive a fixed rate equal to 1.250% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	03/15/22	CAD 9,000,000	(83,695)	(16,608)
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	12/15/26	CAD 1,850,000	5,383	11,368
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/47	EUR 3,660,000	2,987	(102,750)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.000%	LCH.Clearnet	03/15/22	EUR 1,510,000	9,053	(5,900)
Receive a fixed rate equal to 0.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	08/16/24	EUR 710,000	(15,617)	(12,991)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.500%	LCH.Clearnet	12/15/26	EUR 1,780,000	(22,389)	(16,693)
Receive a fixed rate equal to 0.750% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/15/27	EUR 1,260,000	$6,146	$14,009

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	09/15/31	GBP 790,000	(68,674)	(68,250)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	12/21/31	GBP 470,000	(7,096)	42,174
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.750%	LCH.Clearnet	03/15/32	GBP 2,900,000	(159,754)	(121,580)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.750%	LCH.Clearnet	03/15/47	GBP 950,000	(92,898)	(50,739)
Receive a fixed rate equal to 0.600% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	03/15/19	GBP 15,420,000	39,102	20,476
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	12/15/26	GBP 1,400,000	(52,038)	(13,978)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/15/27	GBP 1,620,000	(46,691)	(36,288)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.750%	LCH.Clearnet	03/15/37	JPY 102,340,000	(13,561)	(6,668)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.250%	LCH.Clearnet	12/15/26	JPY 651,520,000	34,016	41,182
Receive a fixed rate equal to 5.250% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	03/11/20	MXN 6,390,000	(18,998)	(14,678)
Receive a floating rate based on the 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 5.500%	Chicago Mercantile Exchange	03/09/22	MXN 980,000	4,388	2,221
Receive a floating rate based on the 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.000%	Chicago Mercantile Exchange	03/03/27	MXN 5,160,000	35,495	1,483
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	03/03/27	MXN 3,880,000	(26,690)	(19,258)
Receive a fixed rate equal to 1.500% and pay a floating rate bsaed on the 6-month NOK-NIBOR-NIBR	LCH.Clearnet	03/15/22	NOK 45,150,000	(19,192)	10,320
Receive a fixed rate equal to 2.500% and pay a floating rate bsaed on the 6-month NOK-NIBOR-NIBR	LCH.Clearnet	06/16/26	NOK 7,620,000	6,527	5,615
Receive a fixed rate equal to 2.350% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	02/22/19	NZD 15,170,000	(40,840)	(44,929)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	03/15/22	NZD 4,510,000	(20,081)	(33,853)
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	12/15/26	NZD 2,710,000	(92,875)	(15,429)
Receive a fixed rate equal to 1.771% and pay a floating rate based on the 6-month PLZ-WIBOR-WIBO	LCH.Clearnet	09/21/21	PLN 7,530,000	(42,740)	(35,437)
Receive a fixed rate equal to 0.050% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	06/15/18	SEK 62,530,000	47,825	(7,323)
Receive a fixed rate equal to -0.330% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	09/15/18	SEK 61,360,000	(1,774)	(2,638)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 0.500%	LCH.Clearnet	03/15/22	SEK 61,660,000	(56,703)	(3,419)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 2.750%	LCH.Clearnet	12/15/26	SEK 5,590,000	(22,052)	17,332
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/27	SEK 12,720,000	(12,905)	(9,268)
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	03/15/47	USD 1,670,000	(128,918)	20,392
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/19	USD 25,210,000	$153,202	$(338)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	12/19/19	USD 7,050,000	7,113	6,459
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	12/20/19	USD 28,260,000	28,252	24,637
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/15/22	USD 7,520,000	191,583	26,854
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.600%	LCH.Clearnet	12/19/23	USD 1,600,000	(10,821)	(10,665)
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	03/15/27	USD 1,780,000	(100,963)	13,205
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.790%	LCH.Clearnet	12/20/28	USD 4,000,000	(56,451)	(50,927)
Receive a fixed rate equal to 7.667% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX	LCH.Clearnet	03/15/19	ZAR 44,210,000	10,216	10,383
				$(680,891)	$(427,117)

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2016:

Principal Amount		Description	Contractual Settlement Date	Fair Value
$(2,000,000)	W	Freddie Mac, 3.500%, due 7/15/41	01/17/17	$(2,048,042)
(47,000,000)	W	Ginnie Mae, 3.000%, due 1/15/43	01/24/17	(47,592,089)
		Total Sales Commitments Proceeds $(48,888,750)		$(49,640,131)

W	Settlement is on a when-issued or delayed-delivery basis.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,407,141
Interest rate contracts	Net Assets — Unrealized appreciation*	677,852
Credit contracts	Net Assets — Unrealized appreciation**	1,357
Interest rate contracts	Net Assets — Unrealized appreciation**	281,198
Credit contracts	Upfront payments paid on swap agreements	45,737
Credit contracts	Unrealized appreciation on OTC swap agreements	751
Total Asset Derivatives		$2,414,036
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$513,290
Interest rate contracts	Net Assets — Unrealized depreciation*	44,035
Credit contracts	Net Assets — Unrealized depreciation**	12,622
Interest rate contracts	Net Assets — Unrealized depreciation**	708,314
Credit contracts	Upfront payments received on OTC swap agreements	2
Credit contracts	Unrealized depreciation on OTC swap agreements	23,447
Total Liability Derivatives		$1,301,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(608,232)	$ (608,232)
Foreign exchange contracts	—	(1,293,988)	—	—	(1,293,988)
Interest rate contracts	(23,010)	—	(889,648)	919,966	7,308
Total	$(23,010)	$(1,293,988)	$(889,648)	$311,734	$ (1,894,912)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$17,122	$17,122
Foreign exchange contracts	997,766	—	—	997,766
Interest rate contracts	—	632,212	(610,771)	21,441
Total	$997,766	$632,212	$(593,649)	$1,036,329

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Merrill Lynch International	Morgan Stanley & Co. International PLC	RBC Europe Limited	Royal Bank of Scotland Group PLC	Standard Chartered Bank	State Street Bank and Trust Co.	UBS AG	Westpac Banking Corp.	Totals
Assets:
Forward foreign currency contracts	$101,272	$65,681	$161,372	$181,281	$7,139	$10,635	$163,010	$6,678	$138,360	$49,670	$40,103	$119,573	$117,625	$121,503	$123,239	$1,407,141
OTC credit default swaps	—	9,922	—	7,611	—	4,520	986	—	—	—	—	—	—	—	—	23,039
Total Assets	$101,272	$75,603	$161,372	$188,892	$7,139	$15,155	$163,996	$6,678	$138,360	$49,670	$40,103	$119,573	$117,625	$121,503	$123,239	$1,430,180
Liabilities:
Forward foreign currency contracts	$59,064	$24,341	$36,350	$78,974	$19,814	$7,031	$60,488	$—	$63,684	$13,886	$16,977	$11,002	$38,602	$24,223	$58,854	$513,290
Total Liabilities	$59,064	$24,341	$36,350	$78,974	$19,814	$7,031	$60,488	$—	$63,684	$13,886	$16,977	$11,002	$38,602	$24,223	$58,854	$513,290
Net OTC derivative instruments by counterparty, at fair value	$42,208	$51,262	$125,022	$109,918	$(12,675)	$8,124	$103,508	$6,678	$74,676	$35,784	$23,126	$108,571	$79,023	$97,280	$64,385	$916,890
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$42,208	$51,262	$125,022	$109,918	$(12,675)	$8,124	$103,508	$6,678	$74,676	$35,784	$23,126	$108,571	$79,023	$97,280	$64,385	$916,890

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
VY® Goldman Sachs Bond Portfolio	NII	$0.2350

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015– Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	151	UGI Corporation (February 2006– Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003 Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006 Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015– Present) and Voya Funds Services, LLC (September 2004 Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President– Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust and Voya Variable Insurance Trust (together, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (together, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”), and the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (together, the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.

In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub- Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services. The Board did not request profitability data from the Sub-Advisers because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that certain of the Voya funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the one-year period, but underperformed for the year-to-date period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1216-021517)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $19,234 for the year ended December 31, 2016 and $13,027 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for the year ended December 31, 2016 and $2,525 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,177 for the year ended December 31, 2016 and $4,590 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Variable Insurance Trust	$7,702	$7,115
Voya Investments, LLC (1)	$93,650	$145,625

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Insurance Trust

We have audited the accompanying statement of asset and liabilities, including the summary portfolio of investments, of VY® Goldman Sachs Bond Portfolio, a series of Voya Variable Insurance Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the two-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the aforementioned fund of Voya Variable Insurance Trust as of December 31, 2016, and the results of its operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2017

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.5%
		Basic Materials: 0.5%
224,000	#	Glencore Funding LLC, 4.625%, 04/29/24	229,880	0.1
225,000		LyondellBasell Industries NV, 5.000%, 04/15/19	237,654	0.1
175,000	#	Westlake Chemical Corp., 3.600%, 08/15/26	168,411	0.1
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	391,875	0.1
175,000	#	Glencore Finance Canada Ltd., 4.950%, 11/15/21	187,453	0.1
			1,215,273	0.5

		Communications: 4.4%
550,000		21st Century Fox America, Inc., 4.000%, 10/01/23	568,339	0.2
775,000		Amazon.com, Inc., 3.300%, 12/05/21	803,221	0.4
825,000		AT&T, Inc., 3.400%, 05/15/25	795,539	0.4
325,000		AT&T, Inc., 3.800%, 03/15/22	333,226	0.1
475,000		AT&T, Inc., 4.125%, 02/17/26	481,208	0.2
100,000		AT&T, Inc., 3.950%, 01/15/25	100,220	0.0
25,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	25,509	0.0
625,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	659,009	0.3
275,000		Cisco Systems, Inc., 2.200%, 02/28/21	274,277	0.1
200,000		DISH DBS Corp., 7.750%, 07/01/26	226,000	0.1
375,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	383,354	0.2
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,063	0.0
400,000		Priceline Group, Inc./The, 3.600%, 06/01/26	395,812	0.2
175,000		Sprint Corp., 7.875%, 09/15/23	187,250	0.1
350,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	375,052	0.2
350,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	381,576	0.2
275,000		Time Warner Cable LLC, 4.125%, 02/15/21	284,343	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
50,000	Time Warner Cable LLC, 5.000%, 02/01/20	53,072	0.0
50,000	Time Warner Cable LLC, 5.875%, 11/15/40	53,409	0.0
800,000	Verizon Communications, Inc., 2.625%, 02/21/20	807,762	0.4
525,000	Verizon Communications, Inc., 2.625%, 08/15/26	483,562	0.2
575,000	Verizon Communications, Inc., 4.150%, 03/15/24	601,108	0.3
1,450,000	Verizon Communications, Inc., 5.150%, 09/15/23	1,603,944	0.7
50,000	Viacom, Inc., 3.450%, 10/04/26	46,235	0.0
		9,974,090	4.4

	Consumer, Cyclical: 1.9%
200,000	CVS Health Corp., 2.875%, 06/01/26	190,738	0.1
950,000	CVS Health Corp., 3.375%, 08/12/24	953,347	0.4
275,000	CVS Health Corp., 3.500%, 07/20/22	282,610	0.1
375,000	Dollar Tree, Inc., 5.750%, 03/01/23	398,933	0.2
775,000	Ford Motor Credit Co., LLC, 5.875%, 08/02/21	856,010	0.4
575,000	General Motors Financial Co., Inc., 3.500%, 07/10/19	585,597	0.2
375,000	MGM Resorts International, 6.625%, 12/15/21	420,000	0.2
250,000	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	261,250	0.1
175,000	Walgreens Boots Alliance, Inc., 2.600%, 06/01/21	173,927	0.1
200,000	Walgreens Boots Alliance, Inc., 3.450%, 06/01/26	196,425	0.1
50,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	51,490	0.0
		4,370,327	1.9

	Consumer, Non-cyclical: 3.9%
200,000	AbbVie, Inc., 2.500%, 05/14/20	200,098	0.1
975,000	Actavis Funding SCS, 2.350%, 03/12/18	980,796	0.4
250,000	Actavis Funding SCS, 3.450%, 03/15/22	253,794	0.1
400,000	Actavis Funding SCS, 4.850%, 06/15/44	397,350	0.2
175,000	Aetna, Inc., 2.400%, 06/15/21	174,234	0.1
150,000	Aetna, Inc., 2.800%, 06/15/23	147,801	0.1
1,125,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,226	0.5

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
925,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	939,367	0.4
150,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	161,697	0.1
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	477,474	0.2
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	697,152	0.3
225,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	227,165	0.1
225,000		Kraft Heinz Foods Co., 3.950%, 07/15/25	228,041	0.1
300,000		Kraft Heinz Foods Co., 4.375%, 06/01/46	282,864	0.1
375,000		Medtronic, Inc., 3.150%, 03/15/22	383,923	0.2
100,000		Molson Coors Brewing Co., 2.100%, 07/15/21	97,406	0.0
150,000		Molson Coors Brewing Co., 3.000%, 07/15/26	141,875	0.1
150,000	#	Mylan NV, 3.950%, 06/15/26	140,450	0.1
1,075,000		Reynolds American, Inc., 4.450%, 06/12/25	1,135,521	0.5
300,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/23	294,957	0.1
225,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	247,968	0.1
			8,741,159	3.9

		Energy: 3.4%
550,000		Anadarko Petroleum Corp., 3.450%, 07/15/24	540,143	0.2
400,000		Antero Resources Corp., 5.625%, 06/01/23	411,500	0.2
420,000		Apache Corp., 4.250%, 01/15/44	414,875	0.2
349,000		Buckeye Partners L.P., 4.875%, 02/01/21	370,907	0.2
400,000		ConocoPhillips Co., 3.350%, 11/15/24	397,880	0.2
350,000		ConocoPhillips Co., 4.950%, 03/15/26	386,591	0.2
280,000		Devon Energy Corp., 4.750%, 05/15/42	264,992	0.1
82,000		Devon Energy Corp., 5.600%, 07/15/41	84,601	0.0
125,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	129,802	0.1
75,000		Energy Transfer Partners L.P., 4.750%, 01/15/26	77,575	0.0
550,000		Enterprise Products Operating L.P., 4.593%, 08/01/66	517,979	0.2
150,000		Halliburton Co., 3.800%, 11/15/25	152,460	0.1
275,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	271,739	0.1
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Energy: (continued)
	100,000		Kinder Morgan Energy Partners L.P., 4.150%, 02/01/24	101,801	0.0
	525,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	532,640	0.2
	100,000	L	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	103,004	0.1
	50,000	L	Laredo Petroleum, Inc., 6.250%, 03/15/23	52,000	0.0
	350,000		Occidental Petroleum Corp., 3.400%, 04/15/26	352,551	0.2
	20,000		Petrobras Global Finance BV, 4.875%, 03/17/20	19,824	0.0
	90,000		Petrobras Global Finance BV, 8.375%, 05/23/21	97,200	0.0
	40,000		Petroleos de Venezuela SA, 6.000%, 11/15/26	15,500	0.0
EUR	220,000		Petroleos Mexicanos, 5.125%, 03/15/23	250,903	0.1
	100,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	103,771	0.1
	250,000		Pioneer Natural Resources Co., 3.450%, 01/15/21	255,505	0.1
	200,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	201,138	0.1
	300,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/26	304,494	0.1
	425,000		Western Gas Partners L.P., 3.950%, 06/01/25	419,270	0.2
	580,000		Williams Partners L.P., 3.600%, 03/15/22	583,165	0.3
	200,000		Williams Partners L.P., 3.900%, 01/15/25	196,241	0.1
				7,610,051	3.4

			Financial: 9.1%
	200,000		American International Group, Inc., 3.750%, 07/10/25	201,386	0.1
	375,000		American Campus Communities Operating Partnership L.P., 3.750%, 04/15/23	378,486	0.2
	200,000		American International Group, Inc., 4.800%, 07/10/45	207,991	0.1
	125,000		American Tower Corp., 3.300%, 02/15/21	126,441	0.1
	200,000		American Tower Corp., 3.400%, 02/15/19	204,420	0.1
	675,000		Bank of America Corp., 3.248%, 10/21/27	644,813	0.3
	400,000		Bank of America Corp., 4.000%, 04/01/24	412,710	0.2
	100,000		Bank of America Corp., 6.110%, 01/29/37	117,410	0.1
	275,000		Bank of America Corp., 6.500%, 10/29/49	287,719	0.1

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
325,000		Capital One Financial Corp., 4.200%, 10/29/25	326,243	0.1
250,000		Chubb Corp., 6.375%, 04/15/37	235,625	0.1
475,000		Citigroup, Inc., 4.125%, 07/25/28	469,504	0.2
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	213,264	0.1
100,000		Crown Castle International Corp., 2.250%, 09/01/21	96,760	0.0
375,000		Crown Castle International Corp., 5.250%, 01/15/23	405,000	0.2
300,000		CubeSmart L.P., 3.125%, 09/01/26	282,887	0.1
400,000	#	Deutsche Bank AG, 4.250%, 10/14/21	401,604	0.2
100,000		Deutsche Bank AG/London, 2.500%, 02/13/19	99,213	0.0
425,000		Discover Financial Services, 3.750%, 03/04/25	415,700	0.2
350,000		Education Realty Operating Partnership L.P., 4.600%, 12/01/24	349,021	0.2
306,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	320,766	0.1
500,000		ING Bank NV, 4.125%, 11/21/23	506,912	0.2
575,000		Intesa Sanpaolo SpA, 3.875%, 01/16/18	582,725	0.3
300,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	315,744	0.1
525,000		JPMorgan Chase & Co., 2.950%, 10/01/26	500,969	0.2
375,000		JPMorgan Chase & Co., 2.972%, 01/15/23	373,613	0.2
325,000		JPMorgan Chase & Co., 3.300%, 04/01/26	319,248	0.1
525,000		JPMorgan Chase & Co., 3.625%, 12/01/27	509,653	0.2
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	1,693,390	0.8
225,000	#	Macquarie Bank Ltd., 6.625%, 04/07/21	252,973	0.1
50,000		MetLife, Inc., 4.050%, 03/01/45	47,968	0.0
350,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	352,249	0.2
1,000,000		Morgan Stanley, 2.282%, 10/24/23	1,011,931	0.4
800,000		Morgan Stanley, 3.700%, 10/23/24	809,897	0.4
25,000		Morgan Stanley, 4.000%, 07/23/25	25,638	0.0
200,000		National Retail Properties, Inc., 3.600%, 12/15/26	197,132	0.1
400,000	#	PNC Preferred Funding Trust I, 2.613%, 03/29/49	388,500	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
100,000	#	PNC Preferred Funding Trust II, 2.186%, 03/29/49	96,750	0.0
225,000		Principal Financial Group, Inc., 3.100%, 11/15/26	217,597	0.1
300,000		Realty Income Corp., 3.000%, 01/15/27	282,611	0.1
300,000		Santander Bank NA, 2.000%, 01/12/18	299,917	0.1
450,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	446,059	0.2
300,000	#	Santander UK PLC, 5.000%, 11/07/23	306,217	0.1
450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	469,859	0.2
775,000		Synchrony Financial, 3.000%, 08/15/19	785,180	0.4
425,000		TD Ameritrade Holding Corp., 2.950%, 04/01/22	430,162	0.2
100,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	108,219	0.1
225,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	225,151	0.1
300,000		Vereit Operating Partnership L.P., 3.000%, 02/06/19	300,000	0.1
250,000		VEREIT Operating Partnership L.P., 4.125%, 06/01/21	255,000	0.1
275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	278,084	0.1
1,650,000		Wells Fargo & Co., 3.000%, 10/23/26	1,570,750	0.7
475,000		Westpac Banking Corp., 4.322%, 11/23/31	475,308	0.2
			20,632,369	9.1

		Industrial: 0.6%
300,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	302,587	0.1
200,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	203,500	0.1
250,000		Roper Technologies, Inc., 3.000%, 12/15/20	253,284	0.1
300,000		Roper Technologies, Inc., 3.800%, 12/15/26	302,476	0.1
375,000	#	Sealed Air Corp., 5.250%, 04/01/23	390,938	0.2
			1,452,785	0.6

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Technology: 1.4%
	425,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	440,044	0.2
	300,000		Fiserv, Inc., 2.700%, 06/01/20	301,517	0.1
	200,000		Hewlett Packard Enterprise Co., 4.900%, 10/15/25	205,859	0.1
	500,000		Intel Corp., 3.700%, 07/29/25	527,254	0.2
	400,000		Microsoft Corp., 3.125%, 11/03/25	404,369	0.2
	225,000		NVIDIA Corp., 2.200%, 09/16/21	219,658	0.1
	700,000	#	NXP BV / NXP Funding LLC, 4.625%, 06/01/23	736,750	0.3
	400,000		Oracle Corp., 2.500%, 05/15/22	397,095	0.2
				3,232,546	1.4

			Utilities: 0.3%
	250,000		Puget Sound Energy, Inc., 6.974%, 06/01/67	213,125	0.1
	400,000		Southern Co/The, 2.350%, 07/01/21	393,176	0.2
				606,301	0.3

		Total Corporate Bonds/Notes
		(Cost $57,946,865)		57,834,901	25.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
	335,376		CHL Mortgage Pass-Through Trust 2005-25 A12, 5.500%, 11/25/35	300,826	0.1
EUR	437,414		CSEMC 15-1HWA, 2.750%, 04/20/20	442,304	0.2
	773,662	^	Fannie Mae 2013-130 SN, 5.894%, 10/25/42	145,994	0.1
	433,866	^	Fannie Mae REMIC Trust 2011-124 SC, 5.794%, 12/25/41	81,315	0.0
	407,770	^	Fannie Mae REMIC Trust 2013-131 SA, 5.344%, 12/25/43	66,029	0.0
	336,286	^	Fannie Mae REMIC Trust 2013-96 SW, 5.344%, 09/25/43	58,176	0.0
	780,150	^	Fannie Mae REMIC Trust 2013-96 SY, 5.394%, 07/25/42	138,706	0.1
	487,481	^	Fannie Mae REMIC Trust 2014-87 MS, 5.494%, 01/25/45	80,353	0.0
	712,495	^	Fannie Mae REMIC Trust 2015-79 SA, 5.494%, 11/25/45	118,747	0.1
	1,536,774	^	Fannie Mae REMIC Trust 2015-81 SA, 4.944%, 11/25/45	217,984	0.1
	371,861	^	Fannie Mae REMIC Trust 2015-82 MS, 4.944%, 11/25/45	54,720	0.0
	870,965	^	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	191,546	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
200,000		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 5.006%, 01/25/29	207,631	0.1
1,083,371	^	Freddie Mac 4583 ST, 5.296%, 05/15/46	211,795	0.1
231,446	^	Freddie Mac REMIC Trust 4320 SD, 5.396%, 07/15/39	37,455	0.0
521,596	^	Freddie Mac REMIC Trust 4326 GS, 5.346%, 04/15/44	90,835	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 5.406%, 10/25/28	373,559	0.2
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	250,837	0.1
955,667	^	Ginnie Mae 2014-20 SA, 5.361%, 02/20/44	153,806	0.1
839,240	^	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	138,360	0.1
728,267	^	Ginnie Mae 2015-119 SN, 5.511%, 08/20/45	124,564	0.1
614,422	^	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	113,177	0.1
494,273	^	Ginnie Mae Series 2010-20 SE, 5.511%, 02/20/40	85,199	0.0
297,596	^	Ginnie Mae Series 2010-31 SA, 5.011%, 03/20/40	47,302	0.0
194,739	^	Ginnie Mae Series 2012-149 MS, 5.511%, 12/20/42	33,125	0.0
108,834	^	Ginnie Mae Series 2013-134 DS, 5.361%, 09/20/43	18,443	0.0
321,531	^	Ginnie Mae Series 2013-152 SG, 5.411%, 06/20/43	54,069	0.0
716,322	^	Ginnie Mae Series 2013-181 SA, 5.361%, 11/20/43	119,945	0.1
1,088,634	^	Ginnie Mae Series 2014-132 SL, 5.361%, 10/20/43	160,192	0.1
525,087	^	Ginnie Mae Series 2014-133 BS, 4.861%, 09/20/44	78,773	0.0
120,879	^	Ginnie Mae Series 2014-41 SA, 5.361%, 03/20/44	21,565	0.0
1,149,417	^	Ginnie Mae Series 2015-110 MS, 4.971%, 08/20/45	173,864	0.1
335,242	^	Ginnie Mae Series 2015-126 HS, 5.461%, 09/20/45	56,880	0.0
342,884	^	Ginnie Mae Series 2015-159 HS, 5.461%, 11/20/45	58,185	0.0
772,139	^	Ginnie Mae Series 2016-4 SM, 4.911%, 01/20/46	118,272	0.1

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
250,000	#	Mortgage Repurchase Agreement Financing Trust Series 2016-3, 1.664%, 11/10/18	250,000	0.1
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-1, 1.637%, 09/10/18	950,000	0.4
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-2, 1.837%, 03/10/19	950,000	0.4
500,000	#	Station Place Securitization Trust 2015-2, 1.754%, 05/15/18	500,000	0.2
809,824		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 1.567%, 08/25/46	695,614	0.3

	Total Collateralized Mortgage Obligations
	(Cost $7,838,383)		7,970,147	3.5

MUNICIPAL BONDS: 0.9%
		California: 0.4%
400,000		East Bay Municipal Utility District Water System Revenue, 5.874%, 06/01/40	504,932	0.2
350,000		Bay Area Toll Authority, 7.043%, 04/01/50	495,107	0.2
			1,000,039	0.4

		Puerto Rico: 0.5%
100,000	±	Commonwealth of Puerto Rico, 6.000%, 07/01/39	63,375	0.0
275,000	±	Commonwealth of Puerto Rico, 8.000%, 07/01/35	185,281	0.1
85,000		Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.250%, 07/01/42	63,863	0.0
185,000		Puerto Rico Sales Tax Financing Corp., 5.250%, 08/01/41	86,950	0.1
1,000,000		Puerto Rico Sales Tax Financing Corp., 5.500%, 08/01/37	470,000	0.2
220,000		Puerto Rico Sales Tax Financing Corp., 5.000%, 08/01/43	103,400	0.1
150,000		Puerto Rico Sales Tax Financing Corp., 6.000%, 08/01/39	71,250	0.0
70,000		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.250%, 08/01/43	32,900	0.0
Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		Puerto Rico: (continued)
25,000		Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.375%, 08/01/38	11,750	0.0
			1,088,769	0.5

	Total Municipal Bonds
	(Cost $2,184,355)		2,088,808	0.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.8%
650,000	#	FREMF Mortgage Trust 2015-K44 B, 3.685%, 01/25/48	628,039	0.3
1,240,255		GS Mortgage Securities Trust 2007-GG10 A1A, 5.793%, 08/10/45	1,253,023	0.5

	Total Commercial Mortgage-Backed Securities
	(Cost $1,984,691)		1,881,062	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.8%
		Federal Home Loan Bank: 1.0%
900,000		2.625%, due 09/12/25	895,773	0.4
1,300,000		2.875%, due 06/13/25	1,331,193	0.6
			2,226,966	1.0

		Federal Home Loan Mortgage Corporation: 1.2%##
1,553,232		3.500%, due 04/01/43	1,601,034	0.7
935,149		3.500%, due 03/01/46	961,496	0.4
104,972		4.000%, due 02/01/41	110,820	0.1
60,720		4.000%, due 02/01/41	63,938	0.0
			2,737,288	1.2

		Federal National Mortgage Association: 8.5%##
1,400,000		1.875%, due 09/24/26	1,286,097	0.6
1,000,000	W	3.500%, due 06/25/42	1,025,000	0.5
880,379		3.500%, due 10/01/42	907,860	0.4
672,459		3.500%, due 05/01/46	691,519	0.3
965,076		3.500%, due 06/01/46	996,130	0.4
12,000,000	W	4.000%, due 08/25/40	12,616,641	5.6
868,763		4.500%, due 04/01/45	948,204	0.4
104,634		4.500%, due 05/01/45	113,584	0.0
144,002		6.000%, due 09/01/35	163,763	0.1
61,841		6.000%, due 09/01/36	70,576	0.0
56,327		6.000%, due 12/01/36	63,811	0.0
123,300		6.000%, due 07/01/37	141,368	0.1
147,661		6.000%, due 08/01/38	169,041	0.1
			19,193,594	8.5

		Government National Mortgage Association: 35.1%
8,000,793		3.000%, due 09/20/46	8,115,052	3.6
39,000,000		3.000%, due 12/20/46	39,556,958	17.4
2,000,000	W	4.000%, due 09/20/40	2,124,102	0.9
3,698,630		4.000%, due 10/20/43	3,942,869	1.7
1,733,378		4.000%, due 07/20/45	1,843,185	0.8
1,598,364		4.000%, due 08/20/45	1,700,488	0.7
1,789,911		4.000%, due 09/20/45	1,903,298	0.8
2,700,978		4.000%, due 10/20/45	2,874,745	1.3
1,000,000		4.000%, due 11/20/45	1,063,348	0.5
952,685		4.000%, due 02/20/46	1,013,036	0.4
5,666,244		4.000%, due 03/20/46	6,025,190	2.7
8,000,002		4.000%, due 04/20/46	8,506,786	3.8

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†				Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
			Government National Mortgage Association: (continued)
	961,677		4.000%, due 09/20/46	1,022,598	0.5
				79,691,655	35.1

		Total U.S. Government Agency Obligations
		(Cost $103,212,729)		103,849,503	45.8

FOREIGN GOVERNMENT BONDS: 2.7%
BRL	439,000		Brazil Notas do Tesouro Nacional Series B, 08/15/50	423,713	0.2
	520,000		Colombia Government International Bond, 4.000%, 02/26/24	526,500	0.2
	160,000		Dominican Republic International Bond, 5.500%, 01/27/25	155,082	0.1
	340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	329,548	0.1
	290,000		Dominican Republic International Bond, 6.850%, 01/27/45	275,419	0.1
	200,000	#	Indonesia Government International Bond, 3.700%, 01/08/22	200,949	0.1
	200,000		Indonesia Government International Bond, 4.125%, 01/15/25	198,668	0.1
	260,000	#	Indonesia Government International Bond, 4.350%, 01/08/27	261,202	0.1
	400,000		Indonesia Government International Bond, 5.375%, 10/17/23	434,353	0.2
	1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,237,120	0.5
	1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,627,022	0.7
MXN	3,607,600		Mexican Bonos, 7.750%, 11/23/34	172,915	0.1
	240,000		Mexico Government International Bond, 4.600%, 01/23/46	216,300	0.1
	130,000		Mexico Government International Bond, 4.750%, 03/08/44	118,495	0.1

		Total Foreign Government Bonds
		(Cost $6,321,005)		6,177,286	2.7

ASSET-BACKED SECURITIES: 11.2%
			Other Asset-Backed Securities: 6.8%
	250,000	#	B&M CLO 2014-1A A2, 2.830%, 04/16/26	248,276	0.1
	34,075	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	34,233	0.0
	1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 2.158%, 12/31/27	1,594,400	0.7
	650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 2.482%, 04/25/27	650,272	0.3
	800,000	#	Halcyon Loan Advisors Funding 2015-1A A, 2.331%, 04/20/27	798,294	0.4
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A, 2.272%, 07/25/27	1,046,010	0.5
1,583,955	#	ICG US CLO 2014-1A A1, 2.031%, 04/20/26	1,578,695	0.7
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.508%, 03/20/25	1,183,320	0.5
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 2.176%, 10/18/26	2,537,250	1.1
227,273	#	Regatta IV Funding Ltd. 2014-1A B, 2.892%, 07/25/26	227,279	0.1
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 2.410%, 04/15/27	1,650,038	0.7
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.930%, 04/15/27	300,040	0.1
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 0.000%, 07/15/26	987,500	0.4
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 2.390%, 07/15/27	999,618	0.5
512,625		Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust A3, 0.986%, 04/25/37	467,611	0.2
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM, 2.127%, 07/16/27	1,090,870	0.5
			15,393,706	6.8

		Student Loan: 4.4%
274,998	#	Bank of America Student Loan Trust 2010-1A A, 1.682%, 02/25/43	274,304	0.1
974,893	#	ECMC Group Student Loan Trust 2016-1, 2.106%, 07/26/66	972,017	0.4
696,600	#	Edsouth Indenture No 9 LLC 2015-1 A, 1.556%, 10/25/56	682,660	0.3
1,956,668	#	Navient Student Loan Trust 2016-5A A, 2.006%, 06/25/65	1,988,258	0.9
938,622	#	Navient Student Loan Trust 2016-7, 1.906%, 03/25/66	948,190	0.4
1,026,699	#	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 1.906%, 09/25/65	1,030,732	0.5
335,132	#	Scholar Funding Trust 2010-A A, 1.640%, 10/28/41	328,833	0.2
691,960	#	SLM Student Loan Trust 2003-1 A5A, 1.073%, 12/15/32	640,499	0.3
783,172		SLM Student Loan Trust 2005-4 A3, 1.002%, 01/25/27	775,353	0.3

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
				Student Loan: (continued)
	465,218		SLM Student Loan Trust 2007-1 A5, 0.972%, 01/26/26	460,959	0.2
	750,000		SLM Student Loan Trust 2007-2 A4, 0.942%, 07/25/22	709,934	0.3
	185,014		SLM Student Loan Trust 2008-2 A3, 1.632%, 04/25/23	180,360	0.1
	520,994		SLM Student Loan Trust 2008-4 A4, 2.532%, 07/25/22	524,436	0.2
	392,911		SLM Student Loan Trust 2008-5 A4, 2.582%, 07/25/23	395,438	0.2
				9,911,973	4.4

			Total Asset-Backed Securities
			(Cost $25,030,515)	25,305,679	11.2

U.S. TREASURY OBLIGATIONS: 6.6%
				Treasury Inflation Indexed Protected Securities: 5.2%
	5,333,172		0.125%, due 04/15/18	5,382,957	2.4
	515,810		0.125%, due 04/15/19	522,370	0.2
	785,438		0.125%, due 01/15/23	780,188	0.3
	1,287,821		0.125%, due 07/15/24	1,266,055	0.6
	658,550		0.375%, due 07/15/23	664,909	0.3
	2,279,178		0.625%, due 01/15/24	2,320,830	1.0
	675,534		2.500%, due 01/15/29	815,577	0.4
				11,752,886	5.2

				U.S. Treasury Notes: 0.1%
	210,000		2.000%, due 12/31/21	210,578	0.1

				U.S. Treasury STRIP: 1.3%
	3,900,000		2.250%, due 02/15/36	2,194,327	1.0
	1,500,000	(a)	2.270%, due 08/15/36	827,540	0.3
				3,021,867	1.3

			Total U.S. Treasury Obligations
			(Cost $15,508,066)	14,985,331	6.6

			Total Long-Term Investments
			(Cost $220,026,609)	220,092,717	97.0

SHORT-TERM INVESTMENTS: 8.5%
				Securities Lending Collateralcc: 0.1%
	163,639		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $163,648, collateralized by various U.S. Government Securities, 0.125%-1.750%, Market Value plus accrued interest $166,912, due 04/15/20-01/15/28)
			(Cost $163,639)	163,639	0.1

				Foreign Government Bonds: 7.8%
MXN	27,801,950	Z	Mexico CETES, 6.130%, 02/23/17	1,329,447	0.6
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
			Foreign Government Bonds: (continued)
MXN	56,585,600	Z	Mexico CETES, 6.210%, 02/02/17	2,714,899	1.2
MXN	41,938,430	Z	Mexico CETES, 6.250%, 03/30/17	1,993,414	0.9
MXN	68,634,050	Z	Mexico CETES, 6.280%, 03/16/17	3,269,757	1.5
MXN	121,550,750	Z	Mexico CETES, 6.430%, 06/08/17	5,706,473	2.5
MXN	25,532,430	Z	Mexico CETES, 7.970%, 02/16/17	1,219,616	0.5
MXN	28,571,190	Z	Mexico CETES, 9.250%, 03/02/17	1,358,043	0.6
				17,591,649	7.8

Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.6%
	1,437,383		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
			(Cost $1,437,383)	1,437,383	0.6

		Total Short-Term Investments
		(Cost $19,491,293)		19,192,671	8.5

		Total Investments in Securities (Cost $239,517,902)		$239,285,388	105.5
		Liabilities in Excess of Other Assets		(12,439,345)	(5.5)
		Net Assets		$226,846,043	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(a)	Separate Trading of Registered Interest and Principal of Securities

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Cost for federal income tax purposes is $239,589,410.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,136,005
Gross Unrealized Depreciation	(2,440,027)

Net Unrealized Depreciation	$(304,022)

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017